united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Ste 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2633

Date of fiscal year end: 10/31

Date of reporting period: 10/31/23

Item 1. Reports to Stockholders.

navigator FUNDS

Navigator Equity Hedged Fund		
Share Class	Ticker	Cusip
A share	NAVAX	66537X803
I share	NAVIX	66537X878
C share	NAVCX	66537X886

Navigator Tactical Fixed Income Fund		
Share Class	Ticker	Cusip
A share	NTBAX	66538B594
I share	NTBIX	66538B578
C share	NTBCX	66538B586

Navigator Tactical Investment Grade Bond Fund		
Share Class	Ticker	Cusip
I share	NTIIX	66538J399

Navigator Tactical U.S. Allocation Fund		
Share Class	Ticker	Cusip
I share	NTAIX	66538J415

Navigator Ultra Short Bond Fund		
Share Class	Ticker	Cusip
A share	NUSAX	66538J530
I share	NUSIX	66538J522

Distributed by
Northern Lights Distributors, LLC
Member FINRA

Advised by:
Clark Capital Management Group

Annual Report

October 31, 2023

1-877-766-2264 • www.navigatorfunds.com

One Liberty Place | 53rd Floor | 1650 Market Street | Philadelphia, PA 19103 | 800.766.2264 | www.navigatorfunds.com

Navigator® Equity Hedged Fund
K. Sean Clark, CFA — Chief Investment Officer
October 31, 2023 (unaudited)

For the fiscal year ending October 31st, 2023 the Navigator Equity Hedged Fund (the “Fund”) institutional shares gained 3.85%, compared to the MSCI World Index 10.48% gain and the HFRX Equity Hedged Index gain of 2.89%.

●	The Fund overweighted U.S. versus International throughout the fiscal year, which was a net positive contributor to performance as geopolitical issues continue weighing more heavily on Europe than domestically.

●	After 525 basis points of rate hikes it appears the Fed is now in a wait and see phase. The last Fed hike was in July 2023. Yields across the U.S. Treasury curve continued their relentless move higher. 2-Year and 10-Year Treasury Yields hit their highest levels since 2006 and 2007, respectively.

The economy has remained much stronger than most expected while inflation has moderated. Increased dysfunction in Washington DC adds to an already challenging fiscal outlook. In addition, the credit rating agencies have previously expressed concern over the political landscape in DC. This certainly adds a level of risk at a time when the market is growing increasingly uncomfortable with higher amounts of Treasury supply, hence the higher interest rates as inflation continue to moderate.

Third quarter GDP came in at 5.2%, which likely marks the peak growth rate of this cycle. We expect the economy to continue growing into 2024 but at a more moderate pace as the long and variable lags of the Fed’s 525 basis point rate hikes to date continue to filter through the economy.

Performance as of 10/31/2023

Inception Date	Name	1 Year	3 Year	5 Year	7 Year	10 Year	Since Inception
12/28/2010	Navigator Equity Hedged I	3.85	3.72	4.72	4.74	3.32	2.43
3/31/1986	MSCI World NR USD	10.48	8.14	8.27	9.16	7.53	8.22

Total Annual Fund Operating Expenses
A Shares	0.95%
I Shares	0.69%

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call 1-800-766-2264.

Disclosures

Clark Capital Management Group, Inc. (Clark Capital) is an investment advisor registered with the United States Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Registration does not imply a certain level of skill or training. Clark Capital is a closely held, mostly employee-owned C Corporation with all significant owners currently employed by the firm in key management capacities. More information about Clark Capital’s advisory services and fees can be found in its Form ADV which is available upon request.

The opinions expressed are those of the Clark Capital Management Group Investment Team. The opinions referenced are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. There is no guarantee of the future performance of any Clark Capital investment portfolio. Nothing herein should be construed as a solicitation, recommendation or an offer to buy, sell or hold any securities, other investments or to adopt any investment strategy or strategies. For educational use only. This information is not intended to serve as investment advice. This material is not intended to be relied upon as a forecast or research. The investment or strategy discussed may not be suitable for all investors. Investors must make their own decisions based on their specific investment objectives and financial circumstances. Past performance does not guarantee future results.

This document may contain certain information that constitutes forward-looking statements which can be identified by the use of forward-looking terminology such as “may,” “expect,” “will,” “hope,” “forecast,” “intend,” “target,” “believe,” and/or comparable terminology (or the negative thereof). No assurance, representation, or warranty is made by any person that any of Clark Capital’s assumptions, expectations, objectives, and/or goals will be achieved. Nothing contained in this document may be relied upon as a guarantee, promise, assurance, or representation as to the future.

Clark Capital Management Group, Inc. reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. The information provided in this report should not be considered a recommendation to purchase or sell any particular security, sector or industry. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from an account’s portfolio. It should not be assumed that any of the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across all 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

HFRX Equity Hedged Index constituents are comprised of private hedge funds. Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short.

The Bloomberg Barclays US Treasury: 7-10 Year Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with 7-9.9999 years to maturity. Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index.

Past performance does not guarantee future returns. Investors should carefully consider the investment objectives, risks, charges and expenses of the Navigator Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-800-766-2264. The prospectus should be read carefully before investing. The Navigator® Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Clark Capital Management Group and Northern Lights Distributors LLC are not affiliated entities.

CFA® and Chartered Financial Analyst® are registered trademarks owned by CFA Institute.

9052-NLD 12/20/2023

Navigator® Tactical Fixed Income Fund
K. Sean Clark, CFA — Chief Investment Officer
October 31, 2023 (unaudited)

For the fiscal year ended October 31st, 2023 the Navigator Tactical Fixed Income Fund Class I shares (the “Fund”) gained 7.05%, compared to the Bloomberg Barclays US Corporate High Yield Index gain of 6.23% and the Bloomberg Barclays US Aggregate Bond Index gain of 0.36%. The primary driver of performance in the Fund has always been the Fund’s sector exposure and the modeling processes that drives the allocation between High Yield Bonds, US Treasuries, and cash equivalents.

●	A big driver of performance throughout the period was the increase in interest rates. Credit remained firm even in the face of higher interest rates. This is evidenced by credit spreads. The high yield credit spread began the annual period at 464 basis points and ended the period on October 31, 2023 at 437 basis points.

●	After 525 basis points of rate hikes it appears the Fed is now in a wait and see phase. The last Fed hike was in July, 2023. Yields across the U.S. Treasury curve continued their relentless move higher. 2-Year and 10-Year Treasury Yields hit their highest levels since 2006 and 2007 respectively.

●	The rise in yields has kept the Fund between risk-on in High Yield and risk-off is Cash Equivalents, while spending only a limited amount of time allocated to Treasuries.

●	Fixed income volatility, measured by the ICE BofA MOVE Index, remained elevated throughout the quarter, and reached its highest level in March since the Global Financial Crisis in 2008.

The economy has remained much stronger than most expected while inflation has moderated. Increased dysfunction in Washington DC adds to an already challenging fiscal outlook. In addition, the credit rating agencies have previously expressed concern over the political landscape in DC. This certainly adds a level of risk at a time when the market is growing increasingly uncomfortable with higher amounts of Treasury supply, hence the higher interest rates as inflation continue to moderate.

Third quarter GDP came in at 5.2%, which likely marks the peak growth rate of this cycle. We expect the economy to continue growing into 2024 but at a more moderate pace as the long and variable lags of the Fed’s 525 basis point rate hikes to date continue to filter through the economy.

Performance as of 10/31/2023

Inception Date	Name	1 Year	3 Year	5 Year	7 Year	Since Inception
3/27/2014	Navigator Tactical Fixed Income I	7.05	1.91	3.09	3.58	3.76
1/1/1986	Bloomberg US Corporate High Yield TR USD	6.23	1.19	3.05	3.57	3.60

Total Annual Fund Operating Expenses
A Shares	1.30%
I Shares	1.05%
C Shares	2.05%

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call 1-800-766-2264.

Disclosures

Clark Capital Management Group, Inc. (Clark Capital) is an investment advisor registered with the United States Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Registration does not imply a certain level of skill or training. Clark Capital is a closely held, mostly employee-owned C Corporation with all significant owners currently employed by the firm in key management capacities. More information about Clark Capital’s advisory services and fees can be found in its Form ADV which is available upon request.

The opinions expressed are those of the Clark Capital Management Group Investment Team. The opinions referenced are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. There is no guarantee of the future performance of any Clark Capital investment portfolio. Nothing herein should be construed as a solicitation, recommendation or an offer to buy, sell or hold any securities, other investments or to adopt any investment strategy or strategies. For educational use only. This information is not intended to serve as investment advice. This material is not intended to be relied upon as a forecast or research. The investment or strategy discussed may not be suitable for all investors. Investors must make their own decisions based on their specific investment objectives and financial circumstances. Past performance does not guarantee future results.

This document may contain certain information that constitutes forward-looking statements which can be identified by the use of forward-looking terminology such as “may,” “expect,” “will,” “hope,” “forecast,” “intend,” “target,” “believe,” and/or comparable terminology (or the negative thereof). No assurance, representation, or warranty is made by any person that any of Clark Capital’s assumptions, expectations, objectives, and/or goals will be achieved. Nothing contained in this document may be relied upon as a guarantee, promise, assurance, or representation as to the future.

Clark Capital Management Group, Inc. reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. The information provided in this report should not be considered a recommendation to purchase or sell any particular security, sector or industry. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from an account’s portfolio. It should not be assumed that any of the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in market value or an investment), credit, prepayment, call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Non-investment-grade debt securities (high-yield/junk bonds) may be subject to greater market fluctuations, risk of default or loss of income and principal than higher-rated securities.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds, and Treasury inflation-protected securities are excluded, due to tax treatment issues. The index includes Treasury securities, government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S.

The Bloomberg Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded.

The Bloomberg Barclays US Treasury: 7-10 Year Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with 7-9.9999 years to maturity. Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index.

ICE BofA MOVE Index calculates the implied volatility of U.S. Treasury options using a weighted average of option prices on Treasury futures across multiple maturities (2, 5, 10, and 30 years). By capturing the expected fluctuations in interest rates, the index serves as a proxy for the bond market’s overall sentiment regarding future interest rate movements.

Past performance does not guarantee future returns. Investors should carefully consider the investment objectives, risks, charges and expenses of the Navigator Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-800-766-2264. The prospectus should be read carefully before investing. The Navigator® Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Clark Capital Management Group and Northern Lights Distributors LLC are not affiliated entities.

CFA® and Chartered Financial Analyst® are registered trademarks owned by CFA Institute

9053-NLD 12/20/2023

Navigator® Tactical Investment Grade Bond Fund
K. Sean Clark, CFA — Chief Investment Officer
October 31, 2023 (unaudited)

For the fiscal year ended October 31st, 2023 the Navigator Tactical Investment Grade Bond Fund Class I shares (the “Fund”) gained 2.33% compared to the Bloomberg Barclays US Aggregate Bond Index gain of 0.36%. The primary driver of performance in the Fund is its sector exposure and the modeling processes that drives the allocation between Investment Grade Bonds, US Treasuries, and cash equivalents.

●	The Fund’s alpha is driven by the Credit Risk Management models that determine its allocation. When risk-on, the Fund will invest in Investment Grade Corporate Bonds; when risk-off, the Fund will invest in U.S. Treasuries or T-bills.

●	After 525 basis points of rate hikes it appears the Fed is now in a wait and see phase. The last Fed hike was in July 2023. Yields across the U.S. Treasury curve continued their relentless move higher. 2-Year and 10-Year Treasury Yields hit their highest levels since 2006 and 2007 respectively.

●	Fixed income volatility, measured by the ICE BofA MOVE Index, remained elevated throughout the quarter, and reached its highest level in March 2023 since the Global Financial Crisis in 2008.

●	The largest driver of the Fund performance during the period were its allocation to Cash Equivalents from May 19, 2023 through the end of the period. During that period T-bills returned 2.43%, while the 7-10 Year Treasury Index declined 7.01% and the ICE BofA BBB Index declined 2.99%.

The economy has remained much stronger than most expected while inflation has moderated. Increased dysfunction in Washington DC adds to an already challenging fiscal outlook. In addition, the credit rating agencies have previously expressed concern over the political landscape in DC. This certainly adds a level of risk at a time when the market is growing increasingly uncomfortable with higher amounts of Treasury supply, hence the higher interest rates as inflation continue to moderate.

Third quarter GDP came in at 5.2%, which likely marks the peak growth rate of this cycle. We expect the economy to continue growing into 2024 but at a more moderate pace as the long and variable lags of the Fed’s 525 basis point rate hikes to date continue to filter through the economy.

Performance as of 10/31/2023

Inception Date	Name	1 Year	Since Inception
8/31/2021	Navigator Tactical Investment Grd Bd I	2.33	-3.58
	Bloomberg US Agg Bond TR USD	0.36	-7.80

Total Annual Fund Operating Expenses
I Shares	1.19%

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call 1-800-766-2264.

Disclosures

Clark Capital Management Group, Inc. (Clark Capital) is an investment advisor registered with the United States Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Registration does not imply a certain level of skill or training. Clark Capital is a closely held, mostly employee-owned C Corporation with all significant owners currently employed by the firm in key management capacities. More information about Clark Capital’s advisory services and fees can be found in its Form ADV which is available upon request.

The opinions expressed are those of the Clark Capital Management Group Investment Team. The opinions referenced are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. There is no guarantee of the future performance of any Clark Capital investment portfolio. Nothing herein should be construed as a solicitation, recommendation or an offer to buy, sell or hold any securities, other investments or to adopt any investment strategy or strategies. For educational use only. This information is not intended to serve as investment advice. This material is not intended to be relied upon as a forecast or research. The investment or strategy discussed may not be suitable for all investors. Investors must make their own decisions based on their specific investment objectives and financial circumstances. Past performance does not guarantee future results.

This document may contain certain information that constitutes forward-looking statements which can be identified by the use of forward-looking terminology such as “may,” “expect,” “will,” “hope,” “forecast,” “intend,” “target,” “believe,” and/or comparable terminology (or the negative thereof). No assurance, representation, or warranty is made by any person that any of Clark Capital’s assumptions, expectations, objectives, and/or goals will be achieved. Nothing contained in this document may be relied upon as a guarantee, promise, assurance, or representation as to the future.

Clark Capital Management Group, Inc. reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. The information provided in this report should not be considered a recommendation to purchase or sell any particular security, sector or industry. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from an account’s portfolio. It should not be assumed that any of the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in market value or an investment), credit, prepayment, call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Alpha: A measure of the difference between a portfolio’s actual returns and its expected performance, given its level of risk as measured by beta. A positive alpha figure indicates the portfolio has performed better than its beta would predict. In contrast, a negative alpha indicates the portfolio has underperformed, given the expectations established by beta. Alpha is calculated by taking the excess average monthly return of the investment over the risk free rate and subtracting beta times the excess average monthly return of the benchmark over the risk free rate.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds, and Treasury inflation-protected securities are excluded, due to tax treatment issues. The index includes Treasury securities, government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S.

The Bloomberg Barclays US Treasury: 7-10 Year Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with 7-9.9999 years to maturity. Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index.

ICE BofA MOVE Index calculates the implied volatility of U.S. Treasury options using a weighted average of option prices on Treasury futures across multiple maturities (2, 5, 10, and 30 years). By capturing the expected fluctuations in interest rates, the index serves as a proxy for the bond market’s overall sentiment regarding future interest rate movements.

Past performance does not guarantee future returns. Investors should carefully consider the investment objectives, risks, charges and expenses of the Navigator Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-800-766-2264. The prospectus should be read carefully before investing. The Navigator® Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Clark Capital Management Group and Northern Lights Distributors LLC are not affiliated entities.

CFA® and Chartered Financial Analyst® are registered trademarks owned by CFA Institute

9049-NLD 12/20/2023

Navigator® Tactical U.S. Allocation Fund
K. Sean Clark, CFA — Chief Investment Officer
October 31, 2023 (unaudited)

For the fiscal year ended October 31st, 2023 the Navigator Tactical U.S. Allocation Fund Class I shares (the “Fund”) gained 11.36% compared to the S&P 500 Index gain of 10.14%. The primary driver of performance in the Fund is its allocation exposure and the modeling processes that drives the allocation between U.S. Equities, US Treasuries, and cash equivalents.

●	The primary driver of the Fund over time is its macro allocations that are driven by our relative strength Credit Risk Management Models. Those models dictate the Fund’s allocation to U.S. Equities, US Treasuries, and cash equivalents.

●	The cyclical bull market is stocks began on October 12, 2022. A large portion of the Fund’s return was generated by its allocation to U.S. Equities. From October 31, 2022 to February 16, 2023 the Fund was allocated risk-on in U.S. Equities. The S&P 500 gained 6.22% while the 7-10 Year Treasury Index gained 2.64%. In addition, the Fund was allocated risk-on to U.S. Equities from April 13, 2023 to October 4, 2023. During that period the S&P 500 gained 3.60% while the 7-10 Year Treasury Index lost 7.59%.

●	The Fund ended the annual period in cash equivalents, with the models edging closer to turning risk-on.

The economy has remained much stronger than most expected while inflation has moderated. Increased dysfunction in Washington DC adds to an already challenging fiscal outlook. In addition, the credit rating agencies have previously expressed concern over the political landscape in DC. This certainly adds a level of risk at a time when the market is growing increasingly uncomfortable with higher amounts of Treasury supply, hence the higher interest rates as inflation continue to moderate.

Third quarter GDP came in at 5.2%, which likely marks the peak growth rate of this cycle. We expect the economy to continue growing into 2024 but at a more moderate pace as the long and variable lags of the Fed’s 525 basis point rate hikes to date continue to filter through the economy.

Inception Date	Name	1 Year	Since Inception
6/11/2021	Navigator Tactical US Allocation I	11.36	0.49
1/30/1970	S&P 500 TR USD	10.14	0.52

C
I Shares	1.28%

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call 1-800-766-2264.

Disclosures

Clark Capital Management Group, Inc. (Clark Capital) is an investment advisor registered with the United States Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Registration does not imply a certain level of skill or training. Clark Capital is a closely held, mostly employee-owned C Corporation with all significant owners currently employed by the firm in key management capacities. More information about Clark Capital’s advisory services and fees can be found in its Form ADV which is available upon request.

The opinions expressed are those of the Clark Capital Management Group Investment Team. The opinions referenced are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. There is no guarantee of the future performance of any Clark Capital investment portfolio. Nothing herein should be construed as a solicitation, recommendation or an offer to buy, sell or hold any securities, other investments or to adopt any investment strategy or strategies. For educational use only. This information is not intended to serve as investment advice. This material is not intended to be relied upon as a forecast or research. The investment or strategy discussed may not be suitable for all investors. Investors must make their own decisions based on their specific investment objectives and financial circumstances. Past performance does not guarantee future results.

This document may contain certain information that constitutes forward-looking statements which can be identified by the use of forward-looking terminology such as “may,” “expect,” “will,” “hope,” “forecast,” “intend,” “target,” “believe,” and/or comparable terminology (or the negative thereof). No assurance, representation, or warranty is made by any person that any of Clark Capital’s assumptions, expectations, objectives, and/or goals will be achieved. Nothing contained in this document may be relied upon as a guarantee, promise, assurance, or representation as to the future.

Clark Capital Management Group, Inc. reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. The information provided in this report should not be considered a recommendation to purchase or sell any particular security, sector or industry. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from an account’s portfolio. It should not be assumed that any of the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

The S&P 500 measures the performance of the 500 leading companies in leading industries of the U.S. economy, capturing 75% of U.S. equities.

Past performance does not guarantee future returns. Investors should carefully consider the investment objectives, risks, charges and expenses of the Navigator Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-800-766-2264. The prospectus should be read carefully before investing. The Navigator® Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Clark Capital Management Group and Northern Lights Distributors LLC are not affiliated entities.

CFA® and Chartered Financial Analyst® are registered trademarks owned by CFA Institute.

9051-NLD 12/20/2023

Navigator Ultra Short Bond Fund
Robert S. Bennett, Jr. – Senior Portfolio Manager
October 31, 2023 (unaudited)

For the fiscal period ending October 31st, 2023, the Navigator Ultra Short Bond Fund (“the Fund”) Class I shares returned 5.39%, compared to the Bloomberg Barclays U.S Treasury Bellwethers 1 Year Index return of 4.46%. The duration of the Fund continues to be shorter than the benchmark and the Fund was invested in a mix of floating and fixed rate debt during the fiscal period.

The Federal Reserve continued where it left off last fiscal year with tightening conditions in pursuit of their long-term goals of maximum employment and taming inflation. During the fiscal year ending October 31, 2023, the Fed Committee met eight times on policy and raised the target range of the fed funds rate in six of the eight meetings. The only meetings where the Fed did not raise the target range of the fed funds rate were in the June and September 2023 meetings. The reporting period started with the target range of the fed funds rate at 300 basis points in the lower bound and 325 basis points in the upper bound. We ended the reporting period with the target range of the fed funds rate at 525 basis points in the lower bound and 550 basis points in the upper bound. Moreover, this move in the target ranges amounted to an increase of 225 basis points in the fed funds rate in the six meetings where they hiked. We will continue to monitor the markets and any new developments from the Federal Reserve.

Performance as of 10/31/2023

Inception Date	Name	1 Year	3 Year	Since Inception
3/21/2019	Navigator Ultra Short Term Bond I	5.39	2.06	2.07
1/31/2019	Benchmark - U.S. Treasury Bellwethers: 1 Y	4.45	1.17	1.61

Total Annual Fund Operating Expenses
A Shares	0.95%
I Shares	0.69%

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call 1-800-766-2264.

Disclosures

Clark Capital Management Group, Inc. (Clark Capital) is an investment advisor registered with the United States Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Registration does not imply a certain level of skill or training. More information about Clark Capital’s advisory services and fees can be found in its Form ADV which is available upon request.

The opinions expressed are those of the Clark Capital Management Group Investment Team. The opinions referenced are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. There is no guarantee of the future performance of any Clark Capital investment portfolio. Nothing herein should be construed as a solicitation, recommendation or an offer to buy, sell or hold any securities, other investments or to adopt any investment strategy or strategies. For educational use only. This information is not intended to serve as investment advice. This material is not intended to be relied upon as a forecast or research. The investment or strategy discussed may not be suitable for all investors. Investors must make their own decisions based on their specific investment objectives and financial circumstances. Past performance does not guarantee future results.

This document may contain certain information that constitutes forward-looking statements which can be identified by the use of forward-looking terminology such as “may,” “expect,” “will,” “hope,” “forecast,” “intend,” “target,” “believe,” and/or comparable terminology (or the negative thereof). No assurance, representation, or warranty is made by any person that any of Clark Capital’s assumptions, expectations, objectives, and/or goals will be achieved. Nothing contained in this document may be relied upon as a guarantee, promise, assurance, or representation as to the future.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in market value or an investment), credit, prepayment, call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

The Bloomberg Barclays US Treasury Bellweathers 1 Year Index measures the performance of U.S. Treasury securities that have a remaining maturity of at least one (1) year and less than three (3) years.

Past performance does not guarantee future returns. Investors should carefully consider the investment objectives, risks, charges and expenses of the Navigator Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-800-766-2264. The prospectus should be read carefully before investing. The Navigator® Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC.

Clark Capital Management Group and Northern Lights Distributors LLC are not affiliated entities.

9050-NLD 12/20/2023

Navigator Equity Hedged Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the periods ended October 31, 2023, compared to its benchmarks:

Comparison of change in value of $25,000 Investment

		Annualized
	One Year	Five Year	Ten Year	Since Inception*
Navigator Equity Hedged Fund:
Class A	3.48%	4.44%	3.06%	2.15%
Class A with load of 5.50%	(2.18)%	3.27%	2.49%	1.70%
Class C	2.72%	3.68%	2.29%	1.39%
Class I	3.85%	4.72%	3.32%	2.41%
MSCI World Index	10.48%	8.27%	7.53%	8.25%
HFRX Equity Hedge Index	2.89%	4.11%	2.64%	1.51%

*	Fund commenced operations on December 28, 2010.

The “MSCI World Index” is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 23 developed market country indices. Investors cannot invest directly in an index or benchmark.

The HFRX Equity Hedge Index is designed to be representative of equity hedge strategies which maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. The referenced index is shown for general market comparisons and is not meant to represent the Fund. Investors cannot invest directly in an index or benchmark; unmanaged index returns do not reflect any fees, expenses or sales charges.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s February 28, 2023 prospectus, the total annual operating expenses before fee waivers are 2.05%, 2.80% and 1.80% for the Fund’s Class A, Class C and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.50% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

Navigator Equity Hedged Fund
PORTFOLIO REVIEW (Unaudited)(Continued)

PORTFOLIO COMPOSITION+ (Unaudited)

Exchange Traded Funds	86.0%	Options*	2.6%
Equity Funds	86.0%	Short-Term Investments	11.4%
			100.0%

+	Based on Schedule of Investments Market Value as of October 31, 2023. Please refer to the Fund’s Schedule of Investments in the report for a detailed listing of the Fund’s holdings.

*	Options purchased percentage is netted with options written.

Navigator Tactical Fixed Income Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the periods ended October 31, 2023, compared to its benchmark:

Comparison of change in value of $25,000 Investment

		Annualized
	One Year	Five Years	Since Inception*
Navigator Tactical Fixed Income Fund:
Class A	6.78%	2.83%	3.49%
Class A with load of 3.75%	2.80%	2.05%	3.08%
Class C	5.99%	2.06%	2.73%
Class I	7.05%	3.09%	3.76%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	6.23%	3.05%	3.61%

*	Fund commenced operations on March 27, 2014.

The Bloomberg Barclays U.S. Corporate High Yield Bond Index is a market value-weighted index which covers the U.S. non-investment grade fixed- rate debt market. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s February 28, 2023 prospectus, the total annual operating expenses before fee waivers are 1.30%, 2.05% and 1.05% for the Fund’s Class A, Class C and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

Navigator Tactical Fixed Income Fund
PORTFOLIO REVIEW (Unaudited)(Continued)

PORTFOLIO COMPOSITION+ (Unaudited)

U.S. Government & Agencies	63.7%
Corporate Bonds	19.4%
Open-End Funds	1.5%
Certificate of Deposit	0.6%
Exchange Traded Fund	0.1%
Commercial Paper	0.1%
Collateral for Securities Loaned	0.1%
Short-Term Investments	14.5%
100.0%

+	Based on Schedule of Investments Market Value as of October 31, 2023. Please refer to the Fund’s Schedule of Investments in the report for a detailed listing of the Fund’s holdings.

Navigator Tactical Investment Grade Bond Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the period ended October 31, 2023, compared to its benchmark:

Comparison of change in value of $25,000 Investment

		Annualized Since
	One Year	Inception*
Navigator Tactical Investment Grade Bond Fund:
Class I	2.33%	(3.57)%
Bloomberg Barclays U.S. Aggregate Bond Index	0.36%	(7.80)%

*	Fund commenced operations on August 31, 2021.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities. Investors cannot invest directly in an index.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s February 28, 2023, prospectus, the total annual operating expenses before fee waivers are 1.44% and 1.19% for the Fund’s Class A and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION+ (Unaudited)

U.S. Government & Agencies	91.9%
Short-Term Investments	8.1%
100.0%

+	Based on Schedule of Investments Market Value as of October 31, 2023. Please refer to the Fund’s Schedule of Investments in the report for a detailed listing of the Fund’s holdings.

Navigator Tactical U.S. Allocation Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the period ended October 31, 2023, compared to its benchmark:

Comparison of change in value of $25,000 Investment

		Annualized
	One Year	Since Inception*
Navigator Tactical U.S. Allocation Fund:
Class I	11.36%	0.99%
S&P 500 Total Return Index	10.14%	1.03%

*	Fund commenced operations on June 11, 2021.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s February 28, 2023, prospectus, the total annual operating expenses before fee waivers are 1.53% and 1.28% for the Fund’s Class A and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION+ (Unaudited)

Corporate Bonds	60.0%
U.S. Government & Agencies	3.7%
Commercial Paper	2.9%
Certificate of Deposit	1.8%
Short-Term Investments	31.6%
100.0%

+	Based on Schedule of Investments Market Value as of October 31, 2023. Please refer to the Fund’s Schedule of Investments in the report for a detailed listing of the Fund’s holdings.

Navigator Ultra Short Bond Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the periods ended October 31, 2023, compared to its benchmark:

Comparison of change in value of $25,000 Investment

		Annualized
	One Year	Three Year	Since Inception*
Navigator Ultra Short Bond Fund:
Class A	5.14%	1.83%	2.20%
Class A with load of 3.75%	1.21%	0.56%	1.36%
Class I	5.39%	2.06%	2.06%
Bloomberg Barclays U.S. Treasury Bellwethers: 1 Year Index	4.46%	1.17%	1.62%

*	Fund commenced operations on March 21, 2019. Start of performance is March 25, 2019.

Bloomberg Barclays U.S. Treasury Bellwethers: 1 Year Index measures the performance of the U.S. government bond market and includes public obligations of the U.S. Treasury with a maturity of up to a year. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s February 28, 2023, prospectus, the total annual operating expenses are 0.95% and 0.69% for the Fund’s Class A and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION+ (Unaudited)

Corporate Bonds	86.3%
U.S. Government & Agencies	3.2%
Commercial Paper	3.2%
Certificate of Deposit	3.2%
Municipal Bond	1.2%
Short-Term Investments	2.9%
100.0%

+	Based on Schedule of Investments Market Value as of October 31, 2023. Please refer to the Fund’s Schedule of Investments in the report for a detailed listing of the Fund’s holdings.

NAVIGATOR EQUITY HEDGED FUND
SCHEDULE OF INVESTMENTS
October 31, 2023

Shares					Fair Value
	EXCHANGE-TRADED FUNDS — 84.8%
	EQUITY - 84.8%
75,468	Invesco International BuyBack Achievers ETF				$2,525,159
7,292	iShares Core S&P 500 ETF USD Class				3,062,203
3,734	iShares Expanded Tech-Software Sector ETF				1,260,038
54,273	iShares MSCI EAFE Value ETF				2,563,314
30,816	iShares MSCI USA Quality Factor ETF				4,001,149
24,804	iShares Russell Top 200 Growth ETF				3,780,626
12,287	iShares US Aerospace & Defense ETF				1,349,850
26,144	SPDR Portfolio S&P 500 Growth ETF				1,512,169
30,949	SPDR S&P Insurance ETF				1,321,832
9,127	SPDR S&P Oil & Gas Exploration & Production ETF				1,325,423
21,533	Vanguard Energy ETF				2,582,668
					25,284,431

	TOTAL EXCHANGE-TRADED FUNDS (Cost $26,190,646)				25,284,431

	SHORT-TERM INVESTMENTS — 11.3%
	MONEY MARKET FUNDS - 11.3%
179,595	Dreyfus Money Market Fund, Service Shares, 4.56%(a)				179,595
3,182,676	Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 5.23%(a)				3,182,676
	TOTAL MONEY MARKET FUNDS (Cost $3,362,271)				3,362,271

	TOTAL SHORT-TERM INVESTMENTS (Cost $3,362,271)				3,362,271

Contracts(b)		Expiration Date	Exercise Price	Notional Value
	INDEX OPTIONS PURCHASED(c) - 3.5%
	PUT OPTIONS PURCHASED - 3.5%
86	S&P 500 Index	11/24/2023	$4,290.00	$36,066,680	$1,046,190
	TOTAL PUT OPTIONS PURCHASED (Cost - $448,685)
	TOTAL INDEX OPTIONS PURCHASED (Cost - $448,685)				1,046,190

The accompanying notes are an integral part of these financial statements.

NAVIGATOR EQUITY HEDGED FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Contracts(b)		Expiration Date	Exercise Price	Notional Value	Fair Value
	EQUITY OPTIONS PURCHASED(c) - 0.4%
	CALL OPTIONS PURCHASED - 0.4%
2,000	iPath Series B S&P 500 ETN	11/10/2023	$26.00	$3,626,000	$118,000
	TOTAL CALL OPTIONS PURCHASED (Cost - $481,920)
	TOTAL EQUITY OPTIONS PURCHASED (Cost - $481,920)				118,000

	TOTAL INVESTMENTS - 100.0% (Cost $30,483,522)				$29,810,892
	CALL OPTIONS WRITTEN - (0.6)% (Premiums Received - $620,016)				(184,000)
	PUT OPTIONS WRITTEN - (0.8)% (Premiums Received - $144,629)				(233,490)
	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.4%				424,416
	NET ASSETS - 100.0%				$29,817,818

Contracts(b)
	WRITTEN EQUITY OPTIONS(c) - (0.6)%
	WRITTEN EQUITY CALL OPTIONS - (0.6)%
2,000	iPath Series B S&P 500 ETN	11/10/2023	$24.50	$3,626,000	$184,000
	TOTAL WRITTEN EQUITY CALL OPTIONS (Premiums Received - $620,016)				$184,000

	TOTAL WRITTEN EQUITY CALL OPTIONS (Premiums Received - $620,016)				$184,000

	WRITTEN INDEX OPTIONS(c) - (0.8)%
	PUT OPTIONS WRITTEN - (0.8)%
86	S&P 500 Index	11/24/2023	$4,050.00	$36,066,680	$233,490
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $144,629)				$233,490

	TOTAL INDEX OPTIONS WRITTEN (Premiums Received - $144,629)				$233,490

EAFE	- Europe, Australasia and Far East

ETF	- Exchange-Traded Fund

ETN	- Exchange-Traded Note

MSCI	- Morgan Stanley Capital International

SPDR	- Standard & Poor’s Depositary Receipt

(a)	Rate disclosed is the seven-day effective yield as of October 31, 2023.

(b)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

(c)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
October 31, 2023

Shares					Fair Value
	EXCHANGE-TRADED FUND — 0.1%
	FIXED INCOME - 0.1%
96,302	iShares iBoxx High Yield Corporate Bond ETF(j)				$6,988,636

	TOTAL EXCHANGE-TRADED FUND (Cost $7,097,459)				6,988,636

	OPEN-END FUNDS — 1.6%
	FIXED INCOME - 0.8%
5,202,847	Navigator Ultra Short Bond Fund, Class I(h)				52,444,702

	MIXED ALLOCATION - 0.8%
5,612,489	Navigator Tactical US Allocation Fund, Class I(h)				51,185,904

	TOTAL OPEN-END FUNDS (Cost $108,024,781)				103,630,606

Principal
Amount ($)		Spread	Coupon Rate (%)	Maturity
	CORPORATE BONDS — 20.8%
	AEROSPACE & DEFENSE — 0.1%
3,647,000	Raytheon Technologies Corporation		3.7000	12/15/23	3,637,583

	ASSET MANAGEMENT — 0.7%
45,530,000	Charles Schwab Corporation(a)	SOFRRATE + 0.500%	5.8260	03/18/24	45,473,810

	AUTOMOTIVE — 2.3%
15,000,000	American Honda Finance Corporation(a)	SOFRINDX + 0.700%	6.0090	11/22/24	15,008,610
40,000,000	American Honda Finance Corporation(a)	SOFRRATE + 0.670%	5.9870	01/10/25	40,008,213
24,000,000	American Honda Finance Corporation(a)	SOFRINDX + 0.780%	6.0880	04/23/25	24,006,648
45,000,000	Toyota Motor Credit Corporation(a)	SOFRINDX + 0.650%	5.9720	12/29/23	45,029,101
28,345,000	Toyota Motor Credit Corporation(a)	SOFRRATE + 0.380%	5.6880	02/22/24	28,348,708
					152,401,280

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal
Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 20.8% (Continued)
	BANKING — 5.5%
15,000,000	Bank of Montreal(a)	SOFRINDX + 0.710%	6.0380	03/08/24	$15,011,851
8,500,000	Bank of Nova Scotia(a)	SOFRINDX + 0.960%	6.2880	03/11/24	8,512,754
5,000,000	Bank of Nova Scotia		0.7000	04/15/24	4,883,546
9,803,000	Bank of Nova Scotia(a)	SOFRRATE + 0.380%	5.6910	07/31/24	9,806,684
47,000,000	Citibank NA(a)	SOFRRATE + 0.805%	6.1270	09/29/25	47,029,176
41,508,000	Credit Suisse A.G.(a)	SOFRINDX + 0.390%	5.7350	02/02/24	41,423,225
55,814,000	Credit Suisse A.G.		3.6250	09/09/24	54,481,251
15,341,000	HSBC Holdings plc(a)	TSFR3M + 1.473%	3.8030	03/11/25	15,180,825
14,789,000	KeyBank NA(a)	SOFRRATE + 0.320%	5.6460	06/14/24	14,429,548
32,000,000	Morgan Stanley Bank NA(a)	SOFRRATE + 0.780%	6.0910	07/16/25	32,010,196
15,000,000	Royal Bank of Canada(a)	SOFRINDX + 0.300%	5.6090	01/19/24	14,993,266
72,000,000	Royal Bank of Canada(a)	SOFRINDX + 0.360%	5.6710	07/29/24	71,918,268
31,100,000	Toronto-Dominion Bank(a)	SOFRRATE + 0.355%	5.6860	03/04/24	31,095,087
					360,775,677
	BIOTECH & PHARMA — 0.0%(c)
200,000	Takeda Pharmaceutical Company Ltd.		4.4000	11/26/23	199,784

	CABLE & SATELLITE — 0.0%(c)
1,200,000	Cequel Communications Holdings I, LLC / Cequel(d)		7.5000	04/01/28	774,000

	ELECTRIC UTILITIES — 0.9%
2,540,000	American Electric Power Company, Inc.		0.7500	11/01/23	2,540,000
15,000,000	CenterPoint Energy, Inc.(a)	SOFRRATE + 0.650%	5.9870	05/13/24	14,995,980
34,000,000	Florida Power & Light Company(a)	SOFRINDX + 0.380%	5.6940	01/12/24	34,000,545
9,578,000	Public Service Enterprise Group, Inc.		2.8750	06/15/24	9,385,973
					60,922,498
	ELECTRICAL EQUIPMENT — 0.2%
10,461,000	Lennox International, Inc.		3.0000	11/15/23	10,448,660

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal
Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 20.8% (Continued)
	FOOD — 0.7%
46,000,000	Danone S.A.(d)		2.5890	11/02/23	$46,000,000

	HEALTH CARE FACILITIES & SERVICES — 0.5%
11,033,000	Cardinal Health, Inc.		3.0790	06/15/24	10,837,613
3,799,000	Cencora, Inc.		3.4000	05/15/24	3,747,383
18,349,000	Cigna Group		0.6130	03/15/24	17,987,810
					32,572,806
	INSTITUTIONAL FINANCIAL SERVICES — 0.4%
7,400,000	Bank of New York Mellon Corporation		0.5000	04/26/24	7,211,063
28,000,000	Coinbase Global, Inc.(d)		3.6250	10/01/31	19,062,125
					26,273,188
	INSURANCE — 0.2%
12,925,000	Willis North America, Inc.		3.6000	05/15/24	12,743,408

	LEISURE FACILITIES & SERVICES — 0.5%
35,035,000	Starbucks Corporation(a)	SOFRINDX + 0.420%	5.7570	02/14/24	35,035,590

	MACHINERY — 0.7%
47,500,000	Caterpillar Financial Services Corporation(a)	SOFRRATE + 0.450%	5.7870	11/13/23	47,504,448

	MEDICAL EQUIPMENT & DEVICES — 0.0%(c)
2,936,000	Becton Dickinson & Company		3.8750	05/15/24	2,904,704

	OIL & GAS PRODUCERS — 2.9%
5,180,000	Enable Midstream Partners, L.P.		3.9000	05/15/24	5,117,584
13,000,000	Enbridge, Inc.		2.1500	02/16/24	12,845,271
36,373,000	Enbridge, Inc.(a)	SOFRINDX + 0.630%	5.9660	02/16/24	36,398,470
30,062,000	Kinder Morgan Energy Partners, L.P.		4.1500	02/01/24	29,904,940
26,659,000	Kinder Morgan Energy Partners, L.P.		4.3000	05/01/24	26,420,698
5,000,000	Kinder Morgan, Inc.(d)		5.6250	11/15/23	4,998,265

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal
Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 20.8% (Continued)
	OIL & GAS PRODUCERS — 2.9% (Continued)
14,977,000	Phillips 66		0.9000	02/15/24	$14,747,287
18,320,000	Spectra Energy Partners, L.P.		4.7500	03/15/24	18,234,072
44,023,000	Williams Companies, Inc.		4.5500	06/24/24	43,572,382
					192,238,968
	REAL ESTATE INVESTMENT TRUSTS — 0.6%
5,850,000	Host Hotels & Resorts, L.P.		3.8750	04/01/24	5,782,987
3,500,000	Kimco Realty OP, LLC		4.4500	01/15/24	3,485,006
25,116,000	Public Storage(a)	SOFRRATE + 0.470%	5.7780	04/23/24	25,113,480
6,070,000	VICI Properties, L.P. / VICI Note Company, Inc.(d)		5.6250	05/01/24	6,032,644
					40,414,117
	SEMICONDUCTORS — 0.3%
16,245,000	Microchip Technology, Inc.		0.9720	02/15/24	16,007,410

	SPECIALTY FINANCE — 1.4%
60,000,000	AerCap Ireland Capital DAC / AerCap Global		1.6500	10/29/24	57,221,502
35,000,000	American Express Company(a)	SOFRINDX + 0.720%	6.0600	05/03/24	35,030,660
					92,252,162
	TECHNOLOGY HARDWARE — 0.5%
35,000,000	Hewlett Packard Enterprise Company B		5.9000	10/01/24	34,997,649

	TECHNOLOGY SERVICES — 0.1%
5,485,000	International Business Machines Corporation		3.6250	02/12/24	5,452,244

	TELECOMMUNICATIONS — 0.7%
45,743,000	Sprint Corporation		7.1250	06/15/24	46,020,477

	TOBACCO & CANNABIS — 0.9%
55,772,000	Altria Group, Inc.		4.0000	01/31/24	55,442,270

	TRANSPORTATION & LOGISTICS — 0.1%
6,500,000	Ryder System, Inc.		3.8750	12/01/23	6,489,297

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal
Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS — 20.8% (Continued)
	TRANSPORTATION EQUIPMENT — 0.6%
25,000,000	Daimler Trucks Finance North America, LLC(a),(d)	SOFRRATE + 1.000%	6.3190	04/07/24	$25,030,922
11,170,000	Westinghouse Air Brake Technologies Corporation		4.1500	03/15/24	11,093,289
					36,124,211

	TOTAL CORPORATE BONDS (Cost $1,363,136,143)				1,363,106,241

	U.S. GOVERNMENT & AGENCIES — 68.4%
	GOVERNMENT SPONSORED — 0.7%
28,000,000	Federal Farm Credit Banks Funding Corporation(a)	SOFRRATE + 0.075%	5.3820	09/03/24	27,987,313
20,000,000	Federal Farm Credit Banks Funding Corporation(a)	FEDL01 + 0.100%	5.4300	01/24/25	20,001,453
					47,988,766
	U.S. TREASURY BILLS — 67.7%
200,000,000	United States Treasury Bill(e)		4.7500	11/09/23	199,765,838
100,000,000	United States Treasury Bill(e)		5.0200	11/16/23	99,780,625
200,000,000	United States Treasury Bill(e)		5.1500	11/24/23	199,325,334
400,000,000	United States Treasury Bill(e)		5.2000	11/30/23	398,299,068
200,000,000	United States Treasury Bill(e)		5.2000	12/07/23	198,946,500
200,000,000	United States Treasury Bill(e)		5.2700	12/14/23	198,737,294
200,000,000	United States Treasury Bill(e)		5.3000	12/21/23	198,529,166
100,000,000	United States Treasury Bill(e)		5.3400	12/28/23	99,158,854
1,000,000,000	United States Treasury Bill(e)		5.3400	01/11/24	989,566,940
200,000,000	United States Treasury Bill(e)		5.3700	01/18/24	197,701,600
500,000,000	United States Treasury Bill(e)		5.3900	01/25/24	493,734,005
500,000,000	United States Treasury Bill(e)		5.4000	02/01/24	493,211,380
200,000,000	United States Treasury Bill(e)		5.4100	02/15/24	196,880,362
470,000,000	United States Treasury Floating Rate Note(a)	USBMMY3M + 0.125%	5.5070	07/31/25	469,957,432
					4,433,594,398

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $4,481,166,258)				4,481,583,164

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal
Amount ($)		Spread	Coupon Rate (%)	Maturity	Fair Value
	CERTIFICATE OF DEPOSIT — 0.7%
	BANKING - 0.7%
20,000,000	Toronto-Dominion Bank		5.9560	09/18/24	$20,021,234
24,000,000	Toronto-Dominion Bank		5.9800	03/25/24	24,032,648

	TOTAL CERTIFICATE OF DEPOSIT (Cost $44,000,000)				44,053,882

	COMMERCIAL PAPER — 0.1%
	COMMERCIAL PAPER - 0.1%
9,000,000	Hilltop Securities Incorporated		6.2500	11/15/23	8,976,935

	TOTAL COMMERCIAL PAPER (Cost $8,976,935)				8,976,935

Shares
	SHORT-TERM INVESTMENTS — 15.6%
	MONEY MARKET FUNDS - 15.6%
10,010,001	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 5.38%(f)				10,015,006
970,162,635	Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 5.23%(f)				970,162,635
10,000,000	Federated Hermes Institutional Prime Obligations, Institutional Class, 5.45%(f)				10,003,000
10,000,001	Goldman Sachs Financial Square Money Market Fund, Institutional Class, 5.36%(f)				10,002,001
10,000,000	JPMorgan Prime Money Market Fund, Capital Class, 5.43%(f)				10,003,000
10,000,000	Morgan Stanley Institutional Liquidity Funds - Prime Portfolio, Institutional Class, 5.46%(f)				9,999,000
	TOTAL MONEY MARKET FUNDS (Cost $1,020,177,636)				1,020,184,642

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,020,177,636)				1,020,184,642

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Contracts(g)		Expiration Date	Exercise Price	Notional Value	Fair Value
	FUTURE OPTIONS PURCHASED(i) - 0.0%(c)
	CALL OPTIONS PURCHASED - 0.0%(c)
554	S&P500 E-Mini Option Index	12/15/2023	$5,000.00	$116,679,325	$4,155
	TOTAL CALL OPTIONS PURCHASED (Cost - $505,525)

	PUT OPTIONS PURCHASED - 0.0%(c)
1,104	U.S. 5 Years Futures Option	12/15/2023	$100.00	$115,345,920	11
5,000	U.S. 5 Years Futures Option	12/15/2023	95.00	522,400,000	50
4,000	U.S. 5 Years Futures Option	12/15/2023	96.00	417,920,000	40
	TOTAL PUT OPTIONS PURCHASED (Cost - $200,529)				101

	TOTAL FUTURE OPTIONS PURCHASED (Cost - $706,054)				4,256

Shares
	COLLATERAL FOR SECURITIES LOANED – 0.1%
6,464,122	Goldman Sachs Financial Square Government Fund, Institutional Class, 5.26% (f),(k)				6,464,122
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost -$6,464,122)

	TOTAL INVESTMENTS - 107.4% (Cost $7,039,749,388)				$7,034,992,484
	PUT OPTIONS WRITTEN - 0.0% (Premiums Received - $77,109)				(61,813)
	LIABILITIES IN EXCESS OF OTHER ASSETS - (7.4)%				(484,329,896)
	NET ASSETS - 100.0%				$6,550,600,775

Contracts(g)		Expiration Date	Exercise Price	Notional Value
	WRITTEN FUTURE OPTIONS(i) - 0.0% (c)
	PUT OPTIONS WRITTEN - 0.0%(c)
184	U.S. 5 Years Future Option	12/15/2023	$104	$19,224,320	$61,813
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $77,109)

	TOTAL FUTURE OPTIONS WRITTEN (Premiums Received - $77,109)				$61,813

OPEN FUTURES CONTRACTS
Number of
Contracts	Open Short Futures Contracts	Expiration	Notional Amount	Unrealized Appreciation
225	CBOT 5 Year US Treasury Note	12/29/2023	$23,507,227	$128,326
970	CME E-Mini Standard & Poor’s 500 Index Futures	12/15/2023	204,294,125	4,175,650
	TOTAL FUTURES CONTRACTS			$4,303,976

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

ETF	- Exchange-Traded Fund

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

S/A	- Société Anonyme

GS	Goldman Sachs

MS	Morgan Stanley

FEDL01	Federal Funds Rate

SOFRINDX	Secured Overnight Financing Rate Index

SOFRRATE	United States SOFR Secured Overnight Financing Rate

TSFR3M	3-Month CME Term SOFR

USBMMY3M	US Treasury 3 Month Bill Money Market Yield

(a)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(b)	Variable rate security; the rate shown represents the rate on October 31, 2023.

(c)	Percentage rounds to less than 0.1%.

(d)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2023 the total market value of 144A securities is 101,897,956 or 1.6% of net assets.

(e)	Zero coupon bond; rate disclosed is the effective yield as of October 31, 2023.

(f)	Rate disclosed is the seven-day effective yield as of October 31, 2023.

(g)	Each contract is equivalent to one futures contract.

(h)	Affiliated Security.

(i)	Non-income producing security.

(j)	All or a portion of the security is on loan. Total loaned securities had a value of $6,322,610 at October 31, 2023. Security purchase with cash proceeds of securities lending collateral value of $6,464,122.

(k)	Security purchased with cash proceeds of securities lending collateral.

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

OPEN CREDIT DEFAULT SWAP AGREEMENTS (1)

OPEN CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION (2)

							Unrealized
		Termination	Interest Rate	Notional Value at		Upfront	Appreciation/
Reference Entity	Counterparty	Date	Payable	October 31, 2023	Value	Premiums Paid	(Depreciation)
Bank of America Corporation	GS	6/20/2024	1.00%	$60,000,000	$263,740	$34,128	$229,612
CDX North American High Yield Series 37	GS	12/20/2026	5.00%	100,000,000	3,373,890	854,188	2,519,702
CDX North American High Yield Series 40	GS	6/20/2028	5.00%	1,113,350,000	9,736,617	25,072,869	(15,336,252)
CDX North American High Yield Series 40	MS	6/20/2028	5.00%	58,400,000	510,728	760,039	(249,311)
Ford Motor Company	GS	12/20/2023	5.00%	10,000,000	116,163	38,246	77,917
General Motors Company	GS	12/20/2023	5.00%	10,000,000	120,573	53,572	67,001
Verizon Communications, Inc.	GS	12/20/2023	1.00%	25,000,000	46,442	8,216	38,226
TOTAL					$14,168,153	$26,821,258	$(12,653,105)

OPEN CREDIT DEFAULT SWAP AGREEMENTS - BUY PROTECTION (3)

		Termination	Interest Rate	Notional Value at		Upfront	Unrealized
Reference Entity	Counterparty	Date	Payable	October 31, 2023	Value	Premiums Paid	(Depreciation)
CDX North American High Yield Series 41	GS	12/20/2028	5.00%	$634,300,000	$(345,271)	$2,069,796	$(2,415,067)
CDX North American High Yield Series 41	MS	12/20/2028	5.00%	150,000,000	(81,650)	581,629	(663,279)
TOTAL					$(426,921)	$2,651,425	$(3,078,346)
TOTAL OPEN CREDIT DEFAULT SWAP					$13,741,232	$29,472,683	$(15,731,451)

GS - Goldman Sachs

MS - Morgan Stanley

(1)	For centrally cleared swaps, the notional amounts represent the maximum potential the Fund may pay/receive as a seller/buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the reference entity.

(2)	For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(3)	For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a buyer of credit protection will either (i) receive a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) receive a net amount equal to the par value of the defaulted reference entity more its recovery value.

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL INVESTMENT GRADE BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2023

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 91.8%
	U.S. TREASURY BILLS — 91.8%
300,000,000	United States Treasury Bill(a)	5.1500	11/24/23	$298,988,001
100,000,000	United States Treasury Bill(a)	5.2000	11/30/23	99,574,767
250,000,000	United States Treasury Bill(a)	5.3000	12/21/23	248,161,458
150,000,000	United States Treasury Bill(a)	5.3400	12/28/23	148,738,281
200,000,000	United States Treasury Bill(a)	5.3900	01/25/24	197,493,602
				992,956,109
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $992,935,139)			992,956,109

Shares
	SHORT-TERM INVESTMENTS — 8.1%
	MONEY MARKET FUNDS - 8.1%
87,251,757	Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 5.23% (b) (Cost $87,251,757)			87,251,757

	TOTAL INVESTMENTS - 99.9% (Cost $1,080,186,896)			$1,080,207,866
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.1%			1,084,023
	NET ASSETS - 100.0%			$1,081,291,889

(a)	Zero coupon bond; rate disclosed is the effective yield as of October 31, 2023.

(b)	Rate disclosed is the seven-day effective yield as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL U.S. ALLOCATION FUND
SCHEDULE OF INVESTMENTS
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 64.3%
	AEROSPACE & DEFENSE — 2.0%
1,000,000	Raytheon Technologies Corporation		3.7000	12/15/23	$997,418

	AUTOMOTIVE — 2.0%
1,000,000	American Honda Finance Corporation(a)	SOFRRATE + 0.670%	5.9870	01/10/25	1,000,205

	BANKING — 9.3%
785,000	Bank of Montreal(a)	SOFRINDX + 0.710%	6.0380	03/08/24	785,620
1,000,000	Citibank NA(a)	SOFRRATE + 0.805%	6.1270	09/29/25	1,000,621
1,000,000	Credit Suisse A.G.		3.6250	09/09/24	976,122
1,000,000	Morgan Stanley Bank NA(a)	SOFRRATE + 0.780%	6.0910	07/16/25	1,000,318
1,000,000	Toronto-Dominion Bank(a)	SOFRRATE + 0.355%	5.6860	03/04/24	999,842
					4,762,523
	BEVERAGES — 3.8%
1,000,000	Coca-Cola Europacific Partners plc(b)		0.8000	05/03/24	973,300
1,000,000	JDE Peet’s N.V.(b)		0.8000	09/24/24	953,172
					1,926,472
	ELECTRIC UTILITIES — 5.8%
1,000,000	American Electric Power Company, Inc.		0.7500	11/01/23	1,000,000
1,000,000	CenterPoint Energy, Inc.(a)	SOFRRATE + 0.650%	5.9870	05/13/24	999,732
1,000,000	Public Service Enterprise Group, Inc.		2.8750	06/15/24	979,951
					2,979,683
	FOOD — 2.8%
1,425,000	Danone S.A.(b)		2.5890	11/02/23	1,425,000

	HEALTH CARE FACILITIES & SERVICES — 4.8%
1,000,000	Cardinal Health, Inc.		3.0790	06/15/24	982,291
1,500,000	Cigna Group		0.6130	03/15/24	1,470,473
					2,452,764
	INSURANCE — 1.9%
1,000,000	Willis North America, Inc.		3.6000	05/15/24	985,950

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL U.S. ALLOCATION FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 64.3% (Continued)
	LEISURE FACILITIES & SERVICES — 2.9%
1,500,000	Starbucks Corporation(a)	SOFRINDX + 0.420%	5.7570	02/14/24	$1,500,025

	OIL & GAS PRODUCERS — 11.6%
1,000,000	Enable Midstream Partners, L.P.		3.9000	05/15/24	987,951
1,000,000	Enbridge, Inc.(a)	SOFRINDX + 0.630%	5.9660	02/16/24	1,000,700
1,000,000	Kinder Morgan Energy Partners, L.P.		4.3000	05/01/24	991,061
1,000,000	Phillips 66		0.9000	02/15/24	984,662
1,000,000	Spectra Energy Partners, L.P.		4.7500	03/15/24	995,310
1,000,000	Williams Companies, Inc.		4.5500	06/24/24	989,764
					5,949,448
	REAL ESTATE INVESTMENT TRUSTS — 9.7%
1,000,000	Host Hotels & Resorts, L.P.		3.8750	04/01/24	988,545
1,000,000	Kimco Realty OP, LLC		4.4500	01/15/24	995,716
2,000,000	Public Storage(a)	SOFRRATE + 0.470%	5.7780	04/23/24	1,999,799
1,000,000	VICI Properties, L.P. / VICI Note Company, Inc.(b)		5.6250	05/01/24	993,846
					4,977,906
	SEMICONDUCTORS — 3.9%
1,000,000	Broadcom Corp / Broadcom Cayman Finance Ltd.		3.6250	01/15/24	994,948
1,000,000	Microchip Technology, Inc.		0.9720	02/15/24	985,375
					1,980,323
	SPECIALTY FINANCE — 1.9%
1,000,000	AerCap Ireland Capital DAC / AerCap Global		1.6500	10/29/24	953,692

	TRANSPORTATION EQUIPMENT — 1.9%
1,000,000	Westinghouse Air Brake Technologies Corporation		4.1500	03/15/24	993,132

	TOTAL CORPORATE BONDS (Cost $32,895,087)				32,884,541

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL U.S. ALLOCATION FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 3.9%
	GOVERNMENT SPONSORED — 1.9%
1,000,000	Federal Farm Credit Banks Funding Corporation(a)	SOFRRATE + 0.075%	5.3820	09/03/24	$999,547

	U.S. TREASURY BILLS — 2.0%
1,000,000	United States Treasury Floating Rate Note(a)	USBMMY3M + 0.169%	5.5510	04/30/25	1,001,056

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $2,000,499)				2,000,603

	CERTIFICATE OF DEPOSIT — 2.0%
	BANKING - 2.0%
1,000,000	Toronto-Dominion Bank		5.9560	09/18/24	1,001,062

	TOTAL CERTIFICATE OF DEPOSIT (Cost $1,000,000)				1,001,062

	COMMERCIAL PAPER — 3.1%
	COMMERCIAL PAPER - 3.1%
1,600,000	Hilltop Securities Incorporated		6.2500	11/15/23	1,595,900

	TOTAL COMMERCIAL PAPER (Cost $1,595,900)				1,595,900

Shares
	SHORT-TERM INVESTMENTS — 33.8%
	MONEY MARKET FUNDS - 33.8%
15,313,360	Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 5.23%(c)				15,313,360
2,000,000	Federated Hermes Institutional Prime Obligations, Institutional Class, 5.45%(c)				2,000,600
	TOTAL MONEY MARKET FUNDS (Cost $17,313,360)				17,313,960

	TOTAL SHORT-TERM INVESTMENTS (Cost $17,313,360)				17,313,960

	TOTAL INVESTMENTS - 107.1% (Cost $54,804,846)				$54,796,066
	LIABILITIES IN EXCESS OF OTHER ASSETS - (7.1)%				(3,625,549)
	NET ASSETS - 100.0%				$51,170,517

The accompanying notes are an integral part of these financial statements.

NAVIGATOR TACTICAL U.S. ALLOCATION FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

NV	- Naamioze Vennootschap

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

S/A	- Société Anonyme

SOFRINDX	Secured Overnight Financing Rate Index

SOFRRATE	United States SOFR Secured Overnight Financing Rate

USBMMY3M	US Treasury 3 Month Bill Money Market Yield

(a)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2023 the total market value of 144A securities is $4,345,318 or 8.5% of net assets.

(c)	Rate disclosed is the seven-day effective yield as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

NAVIGATOR ULTRA SHORT BOND FUND
SCHEDULE OF INVESTMENTS
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 87.8%
	AEROSPACE & DEFENSE — 2.8%
727,000	L3Harris Technologies, Inc.		3.9500	05/28/24	$718,996
1,000,000	Raytheon Technologies Corporation		3.7000	12/15/23	997,419
					1,716,415
	ASSET MANAGEMENT — 2.4%
1,500,000	Charles Schwab Corporation(a)	SOFRRATE + 0.500%	5.8260	03/18/24	1,498,149

	AUTOMOTIVE — 8.5%
1,240,000	American Honda Finance Corporation(a)	SOFRRATE + 0.670%	5.9870	01/10/25	1,240,255
1,000,000	American Honda Finance Corporation(a)	SOFRINDX + 0.780%	6.0880	04/23/25	1,000,277
1,000,000	Ford Motor Credit Company, LLC		5.5840	03/18/24	997,164
2,000,000	Toyota Motor Credit Corporation(a)	SOFRRATE + 0.380%	5.6880	02/22/24	2,000,261
					5,237,957
	BANKING — 17.1%
780,000	Bank of Montreal(a)	SOFRINDX + 0.710%	6.0380	03/08/24	780,616
1,000,000	Bank of Nova Scotia(a)	SOFRRATE + 0.380%	5.6910	07/31/24	1,000,376
2,000,000	Citibank NA(a)	SOFRRATE + 0.805%	6.1270	09/29/25	2,001,242
2,282,000	Credit Suisse A.G.(a)	SOFRINDX + 0.390%	5.7350	02/02/24	2,277,339
1,000,000	HSBC Holdings plc(a)	TSFR3M + 1.473%	3.8030	03/11/25	989,559
500,000	KeyBank NA(a)	SOFRRATE + 0.320%	5.6460	06/14/24	487,847
2,000,000	Morgan Stanley Bank NA(a)	SOFRRATE + 0.780%	6.0910	07/16/25	2,000,637
1,000,000	Royal Bank of Canada(a)	SOFRINDX + 0.300%	5.6090	01/19/24	999,551
					10,537,167
	BEVERAGES — 1.5%
1,000,000	JDE Peet’s N.V.(c)		0.8000	09/24/24	953,172

	ELECTRIC UTILITIES — 6.3%
1,000,000	American Electric Power Company, Inc.		0.7500	11/01/23	1,000,000
1,299,000	CenterPoint Energy, Inc.(a)	SOFRRATE + 0.650%	5.9870	05/13/24	1,298,652

The accompanying notes are an integral part of these financial statements.

NAVIGATOR ULTRA SHORT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 87.8% (Continued)
	ELECTRIC UTILITIES — 6.3% (Continued)
1,000,000	Florida Power & Light Company(a)	SOFRINDX + 0.380%	5.6940	01/12/24	$1,000,016
600,000	Public Service Enterprise Group, Inc.		2.8750	06/15/24	587,971
					3,886,639
	FOOD — 4.0%
1,000,000	Conagra Brands, Inc.		4.3000	05/01/24	990,714
1,500,000	Mondelez International, Inc. B		2.1250	03/17/24	1,478,571
					2,469,285
	HEALTH CARE FACILITIES & SERVICES — 1.6%
1,000,000	Cencora, Inc.		3.4000	05/15/24	986,413

	INSURANCE — 1.6%
1,000,000	Willis North America, Inc.		3.6000	05/15/24	985,950

	LEISURE FACILITIES & SERVICES — 3.2%
2,000,000	Starbucks Corporation(a)	SOFRINDX + 0.420%	5.7570	02/14/24	2,000,034

	MEDICAL EQUIPMENT & DEVICES — 1.6%
1,000,000	Becton Dickinson & Company		3.8750	05/15/24	989,341

	OIL & GAS PRODUCERS — 13.7%
1,000,000	Chevron Corporation		2.8950	03/03/24	990,398
1,000,000	Enable Midstream Partners, L.P.		3.9000	05/15/24	987,951
530,000	Enbridge, Inc.		2.1500	02/16/24	523,692
2,000,000	Enbridge, Inc.(a)	SOFRINDX + 0.630%	5.9660	02/16/24	2,001,400
1,000,000	Kinder Morgan Energy Partners, L.P.		4.3000	05/01/24	991,061
2,000,000	Spectra Energy Partners, L.P.		4.7500	03/15/24	1,990,619
1,000,000	Williams Companies, Inc.		4.5500	06/24/24	989,764
					8,474,885
	REAL ESTATE INVESTMENT TRUSTS — 6.9%
1,000,000	Host Hotels & Resorts, L.P.		3.8750	04/01/24	988,545
1,000,000	Kimco Realty OP, LLC		4.4500	01/15/24	995,716
1,250,000	Public Storage(a)	SOFRRATE + 0.470%	5.7780	04/23/24	1,249,874

The accompanying notes are an integral part of these financial statements.

NAVIGATOR ULTRA SHORT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 87.8% (Continued)
	REAL ESTATE INVESTMENT TRUSTS — 6.9% (Continued)
1,000,000	VICI Properties, L.P. / VICI Note Company, Inc.(c)		5.6250	05/01/24	$993,846
					4,227,981
	RETAIL - CONSUMER STAPLES — 1.6%
1,000,000	7-Eleven, Inc.(c)		0.8000	02/10/24	985,199

	SEMICONDUCTORS — 1.9%
1,151,000	Broadcom Corp / Broadcom Cayman Finance Ltd.		3.6250	01/15/24	1,145,186

	SPECIALTY FINANCE — 3.7%
1,000,000	AerCap Ireland Capital DAC / AerCap Global		1.6500	10/29/24	953,692
1,336,000	American Express Company(a)	SOFRINDX + 0.720%	6.0600	05/03/24	1,337,170
					2,290,862
	TECHNOLOGY SERVICES — 3.2%
2,000,000	International Business Machines Corporation		3.6250	02/12/24	1,988,056

	TELECOMMUNICATIONS — 3.3%
2,000,000	Sprint Corporation		7.1250	06/15/24	2,012,132

	TOBACCO & CANNABIS — 1.3%
750,000	Altria Group, Inc.		4.0000	01/31/24	745,566

	TRANSPORTATION EQUIPMENT — 1.6%
1,000,000	Westinghouse Air Brake Technologies Corporation		4.1500	03/15/24	993,132

	TOTAL CORPORATE BONDS (Cost $54,137,090)				54,123,521

	MUNICIPAL BONDS — 1.2%
	SINGLE-FAMILY HOUSING — 1.2%
745,000	State of New York Mortgage Agency		0.7500	04/01/24	728,580

	TOTAL MUNICIPAL BONDS (Cost $730,751)				728,580

The accompanying notes are an integral part of these financial statements.

NAVIGATOR ULTRA SHORT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 3.3%
	GOVERNMENT SPONSORED — 3.3%
1,000,000	Federal Farm Credit Banks Funding Corporation(a)	SOFRRATE + 0.075%	5.3820	09/03/24	$999,547
1,000,000	Federal Farm Credit Banks Funding Corporation(a)	FEDL01 + 0.100%	5.4300	01/24/25	1,000,073
					1,999,620

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $1,999,972)				1,999,620

	CERTIFICATE OF DEPOSIT — 3.2%
	BANKING – 3.2%
1,000,000	Toronto-Dominion Bank		5.9560	09/18/24	1,001,062
1,000,000	Toronto-Dominion Bank		5.9800	03/25/24	1,001,360

	TOTAL CERTIFICATE OF DEPOSIT (Cost $2,000,000)				2,002,422

	COMMERCIAL PAPER — 3.2%
	COMMERCIAL PAPER - 3.2%
2,000,000	Hilltop Securities Incorporated		6.2500	11/15/23	1,994,874

	TOTAL COMMERCIAL PAPER (Cost $1,994,874)				1,994,874

Shares
	SHORT-TERM INVESTMENTS — 3.0%
	MONEY MARKET FUNDS - 3.0%
1,847,999	Dreyfus Treasury Obligations Cash Management Fund, Institutional Class, 5.23%(d) (Cost $1,847,999)				1,847,999

	TOTAL INVESTMENTS - 101.7% (Cost $62,710,686)				$62,697,016
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.7)%				(1,046,232)
	NET ASSETS - 100.0%				$61,650,784

The accompanying notes are an integral part of these financial statements.

NAVIGATOR ULTRA SHORT BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2023

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

NV	- Naamioze Vennootschap

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

FEDL01	Federal Funds Rate

SOFRINDX	Secured Overnight Financing Rate Index

SOFRRATE	United States SOFR Secured Overnight Financing Rate

TSFR3M	3-Month CME Term SOFR

(a)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(b)	Variable rate security; the rate shown represents the rate on October 31, 2023.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2023 the total market value of 144A securities is $2,932,217 or 4.8% of net assets.

(d)	Rate disclosed is the seven-day effective yield as of October 31, 2023.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2023

	Navigator
	Equity Hedged	Navigator Tactical
	Fund	Fixed Income Fund
Assets:
Investments in Securities at Cost (including affiliated securities of $0 and $108,024,781, respectively)	$30,483,522	$7,039,749,388
Investments in Securities at Value (including affiliated securities of $0 and $103,630,606, respectively)	$29,810,892	$7,034,992,484	(a)
Cash	—	8,878,037
Deposits with Broker for Futures and Options Contracts with Goldman Sachs	—	29,852,805
Deposits with Broker for Option Contracts with Pershing	469,946	3,087,553
Deposit with Broker for Swaps with Goldman Sachs	—	4,583,273
Dividends and Interest Receivable Receivable for	18,487	15,859,933
Securities Lending Income	—	541,260
Receivable for Fund Shares Sold	237,306	9,099,880
Receivable for Investments Sold	2,512,996	—
Premiums Paid for Swap Contracts	—	29,472,683
Unrealized Appreciation on Swap Contracts	—	2,932,458
Unrealized Appreciation on Futures Contracts	—	4,303,976
Prepaid Expenses and Other Assets	20,874	108,424
Total Assets	33,070,501	7,143,712,766
Liabilities:
Collateral on Securities Loaned	—	6,464,122
Option Contracts Written at Value (premiums received of $764,645 and $77,109,
respectively)	417,490	61,813
Accrued Advisory Fees	680	4,399,410
Payable to Related Parties	13,472	259,402
Payable for Fund Shares Redeemed	46,668	12,379,112
Accrued Distribution Fees	374	28,707
Unrealized Depreciation on Swap Contracts	—	18,663,909
Payable for Securities Purchased	2,766,330	549,959,708
Accrued Expenses and Other Liabilities	7,669	895,808
Total Liabilities	3,252,683	593,111,991

Net Assets	$29,817,818	$6,550,600,775

Composition of Net Assets:
At October 31, 2023, Net Assets consisted of:
Paid-in-Capital	$35,143,025	$7,295,149,262
Accumulated Losses	(5,325,207)	(744,548,487)
Net Assets	$29,817,818	$6,550,600,775

Net Asset Value Per Share
Class A Shares:
Net Assets	$759,012	$45,625,958
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	89,383	4,833,481
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share	$8.49	$9.44
Maximum Offering Price Per Share (Maximum sales charge of 5.50% and 3.75%, respectively)	$8.98	$9.81

Class C Shares:
Net Assets	$244,054	$22,460,928
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	31,524	2,385,658
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$7.74	$9.41

Class I Shares:
Net Assets	$28,814,752	$6,482,513,889
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	3,417,800	686,275,410
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$8.43	$9.45

(a)	Includes loaned securities with a value of $0 and $6,322,610, respectively.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
October 31, 2023

	Navigator Tactical	Navigator	Navigator Ultra
	Investment Grade	Tactical U.S.	Short Bond
	Bond Fund	Allocation Fund	Fund

Assets:
Investments in Securities at Cost	$1,080,186,896	$54,804,846	$62,710,686
Investments in Securities at Value	$1,080,207,866	$54,796,066	$62,697,016
Deposits with Broker for Futures Contracts with Goldman Sachs	5,679	—	—
Deposit with Broker for Swaps	43,762	—	—
Dividends and Interest Receivable	528,464	350,668	540,862
Receivable for Fund Shares Sold	2,648,266	—	—
Due from Investment Advisor	—	—	3,716
Prepaid Expenses and Other Assets	39,546	2,916	8,742
Total Assets	1,083,473,583	55,149,650	63,250,336

Liabilities:
Payable for Fund Shares Redeemed	1,296,921	—	—
Accrued Advisory Fees	654,988	25,375	—
Payable to Related Parties	101,941	13,158	14,606
Payable for Securities Purchased	—	3,939,080	1,579,672
Accrued Expenses and Other Liabilities	127,844	1,520	5,274
Total Liabilities	2,181,694	3,979,133	1,599,552

Net Assets	$1,081,291,889	$51,170,517	$61,650,784

Composition of Net Assets:
At October 31, 2023, Net Assets consisted of:
Paid-in-Capital	$1,153,343,288	$55,969,556	$61,275,243
Accumulated Earnings (Losses)	(72,051,399)	(4,799,039)	375,541
Net Assets	$1,081,291,889	$51,170,517	$61,650,784

Net Asset Value Per Share
Class A Shares:
Net Assets	—	—	$5,854
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	—	—	560
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share	—	—	$10.46	*
Maximum Offering Price Per Share (Maximum sales charge of 3.75%)	—	—	$10.87

Class I Shares:
Net Assets	$1,081,291,889	$51,170,517	$61,644,930
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	122,582,920	5,612,491	6,112,840
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$8.82	$9.12	$10.08

*	NAV does not recalculate due to rounding.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2023

	Navigator Equity	Navigator Tactical Fixed
	Hedged Fund	Income Fund
Investment Income:
Dividend Income (including income on affiliated securities of $0, and $3,763,577, respectively)	$535,798	$74,922,462
Interest Income	118,629	251,122,193
Securities Lending - net	48,867	3,473,134
Total Investment Income	703,294	329,517,789

Expenses:
Investment Advisory Fees	214,593	55,023,172
Distribution Fees:
Class A	2,006	120,758
Class C	2,927	233,227
Administration Fees	77,207	1,085,290
Registration & Filing Fees	55,152	164,273
Third Party Administrative Servicing Fees	37,134	7,450,892
Transfer Agent Fees	28,441	1,053,812
Chief Compliance Officer Fees	22,849	119,497
Trustees’ Fees	21,050	21,050
Audit Fees	16,998	20,996
Legal Fees	14,017	15,641
Custody Fees	7,466	411,119
Insurance Expense	2,723	52,584
Printing Expense	1,465	316,155
Interest Expense	—	1,040
Miscellaneous Expenses	2,803	9,273
Total Expenses	506,831	66,098,779
Less: Expenses waived or fees reimbursed by Advisor for Affiliated Holdings	—	(833,041)
Less: Expenses waived or fees reimbursed by the Advisor	(187,177)	—
Net Expenses	319,654	65,265,738
Net Investment Income	383,640	264,252,051

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments (including loss on affiliated securities of $0 and $(4,995), respectively)	2,239,406	(124,905,686)
Securities Sold Short	(661,176)	—
Futures Contracts	—	125,562,113
Swap Contracts	—	142,930,398
Options Purchased	(8,963,098)	(29,045,721)
Options Written	8,894,133	4,765,590
	1,509,265	119,306,694

Net Change in Unrealized Appreciation (Depreciation) on:
Investments (including gain (loss) on affiliated securities of $0, and $4,169,229, respectively)	(1,360,794)	73,158,007
Futures Contracts	—	2,961,551
Swap Contracts	—	(6,446,790)
Options Purchased	394,796	(683,906)
Options Written	243,863	15,296
	(722,135)	69,004,158

Net Realized and Unrealized Gain on Investments	787,130	188,310,852

Net Increase in Net Assets Resulting From Operations	$1,170,770	$452,562,903

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF OPERATIONS (Continued)
For the Year Ended October 31, 2023

	Navigator Tactical	Navigator Tactical
	Investment Grade	U.S. Allocation	Navigator Ultra
	Bond Fund	Fund	Short Bond Fund
Investment Income:
Dividend Income	$573,246	$8,955	$—
Interest Income	51,499,666	2,422,554	2,932,105
Total Investment Income	52,072,912	2,431,509	2,932,105

Expenses:
Investment Advisory Fees	8,844,101	425,986	175,087
Distribution Fees:
Class A	—	—	17
Third Party Administrative Servicing Fees	1,079,543	—	6,757
Administration Fees	511,611	82,041	77,373
Transfer Agent Fees	461,210	19,128	18,316
Registration & Filing Fees	118,950	834	25,582
Custody Fees	87,642	5,693	9,562
Printing Expense	78,603	2,834	1,350
Chief Compliance Officer Fees	37,583	23,063	23,228
Trustees’ Fees	21,011	20,627	21,011
Audit Fees	18,784	19,268	18,169
Legal Fees	13,468	14,412	14,226
Insurance Expense	11,294	2,838	2,890
Miscellaneous Expenses	1,412	658	1,259
Total Expenses	11,285,212	617,382	394,827
Less: Expenses waived or fees reimbursed/recaptured by the Advisor	(774,444)	(111,067)	(161,276)
Net Expenses	10,510,768	506,315	233,551
Net Investment Income	41,562,144	1,925,194	2,698,554

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	(19,384,530)	(213,101)	30,467
Futures Contracts	384,344	3,523,978	—
Swap Contracts	1,869,791	—	—
	(17,130,395)	3,310,877	30,467
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	135,952	233,052	358,245
Futures Contracts	—	(274,050)	—
	135,952	(40,998)	358,245

Net Realized and Unrealized Gain (Loss) on Investments	(16,994,443)	3,269,879	388,712

Net Increase in Net Assets Resulting From Operations	$24,567,701	$5,195,073	$3,087,266

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Navigator Equity Hedged Fund
	For the Year	For the Year
	Ended	Ended
	October 31, 2023	October 31, 2022
Operations:
Net Investment Income	$383,640	$298,517
Net Realized Gain (Loss)	1,509,265	(6,464,040)
Net Change in Unrealized Depreciation	(722,135)	(967,056)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,170,770	(7,132,579)

Distributions to Shareholders:
Class A	(9,038)	(182,018)
Class C	(2,370)	(48,179)
Class I	(366,403)	(5,292,747)
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(377,811)	(5,522,944)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	34,041	681,687
Class C	6,500	52,089
Class I	8,462,636	10,680,605
Distributions Reinvested:
Class A	4,462	83,330
Class C	2,370	48,180
Class I	342,296	5,083,206
Cost of Shares Redeemed:
Class A	(62,945)	(704,607)
Class C	(67,033)	(25,007)
Class I	(10,268,108)	(10,862,296)
Net Increase (Decrease) in Net Assets Resulting from Shares of Beneficial Interest	(1,545,781)	5,037,187

Decrease in Net Assets	(752,822)	(7,618,336)

Net Assets:
Beginning of Year	30,570,640	38,188,976
End of Year	$29,817,818	$30,570,640

SHARE ACTIVITY
Class A:
Shares Sold	3,948	67,767
Shares Reinvested	523	8,424
Shares Redeemed	(7,205)	(78,347)
Net decrease in shares of beneficial interest outstanding	(2,734)	(2,156)

Class C:
Shares Sold	806	6,000
Shares Reinvested	305	5,294
Shares Redeemed	(7,804)	(2,849)
Net increase (decrease) in shares of beneficial interest outstanding	(6,693)	8,445

Class I:
Shares Sold	983,767	1,174,297
Shares Reinvested	40,334	519,582
Shares Redeemed	(1,190,802)	(1,221,436)
Net increase (decrease) in shares of beneficial interest outstanding	(166,701)	472,443

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Navigator Tactical Fixed Income Fund
	For the Year	For the Year
	Ended	Ended
	October 31, 2023	October 31, 2022
Operations:
Net Investment Income	$264,252,051	$58,450,355
Net Realized Gain (Loss)	119,306,694	(704,182,956)
Net Change in Unrealized Appreciation (Depreciation)	69,004,158	(126,448,057)
Net Increase (Decrease) in Net Assets Resulting from Operations	452,562,903	(772,180,658)

Distributions to Shareholders:
Class A	(2,357,574)	(3,627,577)
Class C	(971,017)	(1,612,492)
Class I	(341,731,297)	(504,769,616)
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(345,059,888)	(510,009,685)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	12,330,394	23,779,497
Class C	2,772,987	8,744,471
Class I	1,541,145,411	2,400,518,303
Distributions Reinvested:
Class A	2,319,083	3,552,527
Class C	924,010	1,509,687
Class I	226,231,701	451,156,987
Cost of Shares Redeemed:
Class A	(17,623,783)	(30,911,534)
Class C	(7,996,049)	(9,075,490)
Class I	(1,949,604,931)	(3,453,199,349)
Net Decrease in Net Assets Resulting from Shares of Beneficial Interest	(189,501,177)	(603,924,901)

Decrease in Net Assets	(81,998,162)	(1,886,115,244)

Net Assets:
Beginning of Year	6,632,598,937	8,518,714,181
End of Year	$6,550,600,775	$6,632,598,937

SHARE ACTIVITY
Class A:
Shares Sold	1,280,564	2,339,379
Shares Reinvested	244,091	344,300
Shares Redeemed	(1,837,902)	(3,139,663)
Net decrease in shares of beneficial interest outstanding	(313,247)	(455,984)

Class C:
Shares Sold	289,467	865,171
Shares Reinvested	97,501	145,671
Shares Redeemed	(841,298)	(922,275)
Net increase (decrease) in shares of beneficial interest outstanding	(454,330)	88,567

Class I:
Shares Sold	160,679,830	237,842,595
Shares Reinvested	23,806,498	43,600,884
Shares Redeemed	(203,783,113)	(346,943,407)
Net decrease in shares of beneficial interest outstanding	(19,296,785)	(65,499,928)

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Navigator Tactical Investment Grade Bond Fund
	For the Year	For the Year
	Ended	Ended
	October 31, 2023	October 31, 2022
Operations:
Net Investment Income	$41,562,144	$9,636,334
Net Realized Loss	(17,130,395)	(60,150,065)
Net Change in Unrealized Appreciation	135,952	508,563
Net Increase (Decrease) in Net Assets Resulting from Operations	24,567,701	(50,005,168)

Distributions to Shareholders:
Class l	(37,900,560)	(8,153,109)
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(37,900,560)	(8,153,109)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class I	305,493,638	1,309,023,297
Distributions Reinvested:
Class I	35,615,770	7,680,578
Cost of Shares Redeemed:
Class I	(257,488,827)	(297,004,183)
Net Increase in Net Assets Resulting from Shares of Beneficial Interest	83,620,581	1,019,699,692

Increase in Net Assets	70,287,722	961,541,415

Net Assets:
Beginning of Year	1,011,004,167	49,462,752
End of Year	$1,081,291,889	$1,011,004,167

SHARE ACTIVITY

Class I:
Shares Sold	34,236,683	139,725,351
Shares Reinvested	4,010,675	860,932
Shares Redeemed	(28,802,353)	(32,451,962)
Net increase in shares of beneficial interest outstanding	9,445,005	108,134,321

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Navigator Tactical U.S. Allocation Fund
	For the Year	For the Year
	Ended	Ended
	October 31, 2023	October 31, 2022
Operations:
Net Investment Income	$1,925,194	$124,495
Net Realized Gain (Loss)	3,310,877	(6,689,444)
Net Change in Unrealized Appreciation (Depreciation)	(40,998)	(1,699,907)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,195,073	(8,264,856)

Distributions to Shareholders:
Class l	(1,679,685)	(4,301,785)
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(1,679,685)	(4,301,785)

Beneficial Interest Transactions:
Distributions Reinvested:
Class I	1,679,684	4,301,785
Net Increase in Net Assets Resulting from Shares of Beneficial Interest	1,679,684	4,301,785

Increase (Decrease) in Net Assets	5,195,072	(8,264,856)

Net Assets:
Beginning of Year	45,975,445	54,240,301
End of Year	$51,170,517	$45,975,445

Share Activity
Class I:
Shares Reinvested	185,984	426,506
Net increase in shares of beneficial interest outstanding	185,984	426,506

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Navigator Ultra Short Bond Fund
	For the Year	For the Year
	Ended	Ended
	October 31, 2023	October 31, 2022
Operations:
Net Investment Income	$2,698,554	$645,402
Net Realized Gain (Loss)	30,467	(125,434)
Net Change in Unrealized Appreciation (Depreciation)	358,245	(359,833)
Net Increase in Net Assets Resulting from Operations	3,087,266	160,135

Distributions to Shareholders:
Class A	(256)	(123)
Class I	(2,370,653)	(597,877)
Net Decrease in Net Assets Resulting from Distributions to Shareholders	(2,370,909)	(598,000)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class I	7,499,420	2,409,686
Distributions Reinvested:
Class A	256	123
Class I	2,275,544	582,757
Cost of Shares Redeemed:
Class A	(5,252)	(12,670)
Class I	(2,799,836)	(1,762,663)
Net Increase in Net Assets Resulting from Shares of Beneficial Interest	6,970,132	1,217,233

Increase in Net Assets	7,686,489	779,368

Net Assets:
Beginning of Year	53,964,295	53,184,927
End of Year	$61,650,784	$53,964,295

SHARE ACTIVITY
Class A:
Shares Reinvested	25	12
Shares Redeemed	(508)	(1,227)
Net decrease in shares of beneficial interest outstanding	(483)	(1,215)

Class I:
Shares Sold	749,149	241,371
Shares Reinvested	227,467	58,518
Shares Redeemed	(278,989)	(176,614)
Net increase in shares of beneficial interest outstanding	697,627	123,275

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Navigator Equity Hedged Fund - Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net Asset Value, Beginning of Year	$8.30	$11.88	$9.07	$8.32	$8.26
From Operations:
Net investment income (a)	0.10	0.06	0.00 (e)	0.07	0.08
Net gain (loss) from securities (both realized and unrealized)	0.19	(2.00)	2.84	0.75	0.08
Total from operations	0.29	(1.94)	2.84	0.82	0.16
Distributions to shareholders from:
Net investment income	(0.10)	(0.05)	(0.03)	(0.07)	(0.10)
Net realized gains	—	(1.59)	—	—	—
Total distributions	(0.10)	(1.64)	(0.03)	(0.07)	(0.10)
Net Asset Value, End of Year	$8.49	$8.30	$11.88	$9.07	$8.32
Total Return (b)	3.48%	(18.52)%	31.38%	9.93%	2.03%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$759	$764	$1,120	$732	$745
Ratio of expenses to average net assets,
before waivers/reimbursement (c)	2.00%	1.82%	1.86%	1.75%	1.63%
net of waivers/reimbursement (c)	1.35%	1.35%	1.34%	1.32%	1.31%
Ratio of net investment income to average net assets (c)(d)	1.11%	0.62%	0.04%	0.77%	0.95%
Portfolio turnover rate	517%	728%	583%	498%	470%

	Navigator Equity Hedged Fund - Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net Asset Value, Beginning of Year	$7.60	$11.07	$8.49	$7.81	$7.78
From Operations:
Net investment income (loss) (a)	0.03	(0.01)	(0.07)	0.00 (e)	0.02
Net gain (loss) from securities (both realized and unrealized)	0.18	(1.84)	2.65	0.71	0.08
Total from operations	0.21	(1.85)	2.58	0.71	0.10
Distributions to shareholders from:
Net Investment Income	(0.07)	(0.03)	—	(0.03)	(0.07)
Net realized gains	—	(1.59)	—	—	—
Total distributions	(0.07)	(1.62)	—	(0.03)	(0.07)
Net Asset Value, End of Year	$7.74	$7.60	$11.07	$8.49	$7.81
Total Return (b)	2.72%	(19.09)%	30.39%	9.06%	1.38%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$244	$290	$330	$283	$343
Ratio of expenses to average net assets,
before waivers/reimbursement (c)	2.76%	2.57%	2.61%	2.50%	2.38%
net of waivers/reimbursement (c)	2.10%	2.10%	2.09%	2.07%	2.06%
Ratio of net investment income (loss) to average net assets (c)(d)	0.39%	(0.13)%	(0.67)%	0.02%	0.25%
Portfolio turnover rate	517%	728%	583%	498%	470%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Per share amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Navigator Equity Hedged Fund - Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net Asset Value, Beginning of Year	$8.23	$11.81	$9.02	$8.27	$8.19
From Operations:
Net investment income (a)	0.12	0.08	0.04	0.09	0.10
Net gain (loss) from securities (both realized and unrealized)	0.20	(2.00)	2.81	0.75	0.09
Total from operations	0.32	(1.92)	2.85	0.84	0.19
Distributions to shareholders from:
Net investment income	(0.12)	(0.07)	(0.06)	(0.09)	(0.11)
Net realized gains	—	(1.59)	—	—	—
Total distributions	(0.12)	(1.66)	(0.06)	(0.09)	(0.11)
Net Asset Value, End of Year	$8.43	$8.23	$11.81	$9.02	$8.27
Total Return (b)	3.85%	(18.39)%	31.66%	10.20%	2.44%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$28,815	$29,516	$36,740	$24,590	$32,084
Ratio of expenses to average net assets,
before waivers/reimbursement (c)	1.75%	1.57%	1.61%	1.50%	1.38%
net of waivers/reimbursement (c)	1.10%	1.10%	1.09%	1.07%	1.06%
Ratio of net investment income (loss) to average net assets (c)(d)	1.36%	0.88%	0.33%	1.02%	1.25%
Portfolio turnover rate	517%	728%	583%	498%	470%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Navigator Tactical Fixed Income Fund - Class A
	For the	For the	For the		For the		For the
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	October 31, 2023	October 31, 2022	October 31, 2021		October 31, 2020		October 31, 2019
Net Asset Value, Beginning of Year	$9.29	$10.92	$10.63		$10.24		$10.06
From Operations:
Net investment income (a)	0.36	0.05	0.05		0.09		0.22
Net gain (loss) from securities (both realized and unrealized)	0.26	(1.06)	0.88		0.41		0.21
Total from operations	0.62	(1.01)	0.93		0.50		0.43
Distributions to shareholders from:
Net investment income	(0.47)	(0.13)	(0.18)		(0.11)		(0.24)
Net realized gains	—	(0.49)	(0.46)		(0.00	) (e)	(0.01)
Total distributions	(0.47)	(0.62)	(0.64)		(0.11)		(0.25)
Net Asset Value, End of Year	$9.44	$9.29	$10.92		$10.63		$10.24
Total Return (b)	6.78%	(9.79)%	9.00%		4.95%		4.34%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$45,626	$47,808	$61,196		$67,235		$56,467
Ratio of expenses to average net assets,
before waivers/reimbursement (c)	1.24%	1.21%	1.22	% (f)	1.24%		1.24%
net of waivers/reimbursement (c)	1.22%	1.20%	1.21%		1.23%		1.22%
Ratio of net investment income to average net assets (c)(d)	3.71%	0.49%	0.42%		0.84%		2.16%
Portfolio turnover rate	250%	197%	157%		197%		151%

	Navigator Tactical Fixed Income Fund - Class C
	For the	For the	For the		For the		For the
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	October 31, 2023	October 31, 2022	October 31, 2021		October 31, 2020		October 31, 2019
Net Asset Value, Beginning of Year	$9.26	$10.91	$10.62		$10.27		$10.09
From Operations:
Net investment income (loss) (a)	0.28	(0.02)	(0.03)		0.01		0.14
Net gain (loss) from securities (both realized and unrealized)	0.27	(1.07)	0.89		0.41		0.22
Total from operations	0.55	(1.09)	0.86		0.42		0.36
Distributions to shareholders from:
Net investment income	(0.40)	(0.07)	(0.11)		(0.07)		(0.17)
Net realized gains	—	(0.49)	(0.46)		(0.00	) (e)	(0.01)
Total distributions	(0.40)	(0.56)	(0.57)		(0.07)		(0.18)
Net Asset Value, End of Year	$9.41	$9.26	$10.91		$10.62		$10.27
Total Return (b)	5.99%	(10.53)%	8.25%		4.15%		3.56%
Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$22,461	$26,309	$30,016		$18,357		$13,494
Ratio of expenses to average net assets,
before waivers/reimbursement (c)	1.99%	1.96%	1.97	% (f)	1.99%		1.99%
net of waivers/reimbursement (c)	1.97%	1.95%	1.96%		1.98%		1.97%
Ratio of net investment income (loss) to average net assets (c)(d)	2.96%	(0.21)%	(0.26)%		0.08%		1.42%
Portfolio turnover rate	250%	197%	157%		197%		151%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Per share amount represents less than $0.01 per share.

(f)	Ratio includes less than 0.01% of interest expense.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Navigator Tactical Fixed Income Fund - Class I
	For the	For the	For the		For the		For the
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	October 31, 2023	October 31, 2022	October 31, 2021		October 31, 2020		October 31, 2019
Net Asset Value, Beginning of Year	$9.30	$10.93	$10.64		$10.23		$10.06
From Operations:
Net investment income (a)	0.38	0.08	0.07		0.11		0.24
Net gain (loss) from securities (both realized and unrealized)	0.27	(1.07)	0.89		0.42		0.21
Total from operations	0.65	(0.99)	0.96		0.53		0.45
Distributions to shareholders from:
Net investment income	(0.50)	(0.15)	(0.21)		(0.12)		(0.27)
Net realized gains	—	(0.49)	(0.46)		(0.00	) (e)	(0.01)
Total distributions	(0.50)	(0.64)	(0.67)		(0.12)		(0.28)
Net Asset Value, End of Year	$9.45	$9.30	$10.93		$10.64		$10.23
Total Return (b)	7.05%	(9.55)%	9.29%		5.30%		4.48%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$6,482,514	$6,558,482	$8,427,502		$6,087,718		$4,853,812
Ratio of expenses to average net assets,
before waivers/reimbursement (c)	0.99%	0.96%	0.97	% (f)	0.99%		0.99%
net of waivers/reimbursement (c)	0.97%	0.95%	0.96%		0.98%		0.97%
Ratio of net investment income to average net assets (c)(d)	3.97%	0.76%	0.69%		1.08%		2.41%
Portfolio turnover rate	250%	197%	157%		197%		151%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Per share amount represents less than $0.01 per share.

(f)	Ratio includes less than 0.01% of the interest expenses.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year/period presented.

	Navigator Tactical Investment Grade Bond Fund - Class I
	For the	For the		For the
	Year Ended	Year Ended		Period*
	October 31, 2023	October 31, 2022		October 31, 2021
Net Asset Value, Beginning of Year/Period	$8.94	$9.89		$10.00
From Operations:
Net investment income (a)	0.36	0.13		0.02
Net loss from securities (both realized and unrealized)	(0.15)	(0.99)		(0.12)
Total from operations	0.21	(0.86)		(0.10)
Distributions to shareholders from:
Net investment income	(0.33)	(0.09)		(0.01)
Net realized gains	—	(0.00	) (g)	—
Total distributions	(0.33)	(0.09)		(0.01)
Net Asset Value, End of Year/Period	$8.82	$8.94		$9.89
Total Return (b)	2.33%	(8.75)%		(1.03	)% (f)
Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$1,081,292	$1,011,004		$49,463
Ratio of expenses to average net assets,
before waivers/reimbursement/recapture (c)	1.08%	1.10%		1.52	% (e)
net of waivers/reimbursement/recapture (c)	1.01%	1.01%		1.01	% (e)
Ratio of net investment income to average net assets (c)(d)	3.99%	1.44%		1.06	% (e)
Portfolio turnover rate	1368%	1502%		0	% (f)

*	For the period August 31, 2021 (commencement of operations) to October 31, 2021.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

(g)	Per share amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year/period presented.

	Navigator Tactical U.S. Allocation Fund - Class I
	For the	For the		For the
	Year Ended	Year Ended		Period Ended*
	October 31, 2023	October 31, 2022		October 31, 2021
Net Asset Value, Beginning of Year/Period	$8.47	$10.85		$10.00
From Operations:
Net investment income (loss) (a)	0.35	0.02		(0.03)
Net gain (loss) from securities (both realized and unrealized)	0.61	(1.54)		0.88
Total from operations	0.96	(1.52)		0.85
Distributions to shareholders from:
Net investment income	(0.31)	(0.01)		—
Net realized gains	—	(0.85)		—
Total distributions	(0.31)	(0.86)		—
Net Asset Value, End of Year/Period	$9.12	$8.47		$10.85
Total Return (b)	11.36%	(15.28)%		8.50	% (d)
Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$51,171	$45,975		$54,240
Ratio of expenses to average net assets,
before waivers/reimbursement (e)	1.23%	1.25	% (f)	1.31	% (c)(f)
net of waivers/reimbursement (e)	1.01%	1.02	% (f)	1.04	% (c)(f)
Ratio of net investment income (loss) to average net assets (e)(g)	3.84%	0.25	% (f)	(0.70	)% (c)(f)
Portfolio turnover rate	25%	14%		8	% (d)

*	For the period June 11, 2021 (commencement of operations) to October 31, 2021.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(f)	Includes interest expense of 0.01% and 0.03% for the year ended October 31, 2022 and the period ended October 31, 2021, respectively.

(g)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year/period presented.

	Navigator Ultra Short Bond Fund - Class A
					For the Period*
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	Ended October 31,
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	2019
Net Asset Value, Beginning of Year/Period	$10.32	$10.40	$10.38	$10.24	$10.00
From Operations:
Net investment income (a)	0.44	0.07	0.02	0.02	0.22
Net gain (loss) from securities (both realized and unrealized)	0.08	(0.06)	0.02	0.21 (h)	0.02
Total from operations	0.52	0.01	0.04	0.23	0.24
Distributions to shareholders from:
Net investment income	(0.38)	(0.07)	(0.02)	(0.08)	—
Net realized gains	—	(0.02)	—	(0.01)	—
Total distributions	(0.38)	(0.09)	(0.02)	(0.09)	—
Net Asset Value, End of Year/Period	$10.46	$10.32	$10.40	$10.38	$10.24
Total Return (b)	5.14%	0.07%	0.38%	2.23%	2.40	% (f)
Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$6	$11	$23	$81	$102	(g)
Ratio of expenses to average net assets,
before waivers/reimbursement (c)	0.92%	0.95%	0.96%	0.89%	0.81	% (e)
net of waivers/reimbursement (c)	0.65%	0.71%	0.80%	0.80%	0.80	% (e)
Ratio of net investment income to average net assets (c)(d)	4.23%	0.71%	0.19%	0.19%	3.48	% (e)
Portfolio turnover rate	36%	36%	145%	29%	62	% (f)

	Navigator Ultra Short Bond Fund - Class I
					For the Period*
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	Ended October 31,
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	2019
Net Asset Value, Beginning of Year/Period	$9.96	$10.05	$10.03	$10.04	$10.00
From Operations:
Net investment income (a)	0.46	0.12	0.04	0.14	0.15
Net gain (loss) from securities (both realized and unrealized)	0.07	(0.09)	0.02	0.03 (h)	0.01
Total from operations	0.53	0.03	0.06	0.17	0.16
Distributions to shareholders from:
Net investment income	(0.41)	(0.10)	(0.04)	(0.17)	(0.12)
Net realized gains	—	(0.02)	—	(0.01)	—
Total distributions	(0.41)	(0.12)	(0.04)	(0.18)	(0.12)
Net Asset Value, End of Year/Period	$10.08	$9.96	$10.05	$10.03	$10.04
Total Return (b)	5.39%	0.23%	0.63%	1.67%	1.62	% (f)
Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$61,645	$53,954	$53,161	$53,733	$83,171
Ratio of expenses to average net assets,
before waivers/reimbursement/recapture (c)	0.68%	0.69%	0.71%	0.64%	0.56	% (e)
net of waivers/reimbursement/recapture (c)	0.40%	0.45%	0.55%	0.55%	0.55	% (e)
Ratio of net investment income to average net assets (c)(d)	4.62%	1.22%	0.41%	1.37%	2.43	% (e)
Portfolio turnover rate	36%	36%	145%	29%	62	% (f)

*	Inception date of Class A and Class I shares is March 21, 2019. Start of performance is March 25, 2019.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year/period

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

(g)	Amount is actual ; not presented in thousands.

(h)	Net realized and unrealized gain on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the Statements of Operations due to the share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2023

1.	ORGANIZATION

Navigator Equity Hedged Fund (“Equity Fund”), Navigator Tactical Fixed Income Fund (“Tactical Fund”), Navigator Tactical Investment Grade Bond Fund (“Bond Fund”), Navigator Tactical U.S. Allocation Fund (“Allocation Fund”) and Navigator Ultra Short Bond Fund (“Ultra Fund”) are series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005 (the Equity Fund, Tactical Fund, Bond Fund, Allocation Fund and Ultra Fund are each a “Fund” and collectively the “Funds”). The Equity Fund, Tactical Fund, Bond Fund, Allocation Fund and Ultra Fund are each a diversified series of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Equity Fund is a “fund of funds”, in that the Equity Fund will generally invest in other investment companies.

Each Fund offers three classes of shares designated as Class A, Class C and Class I except the Ultra Fund which offers only Class A and Class I shares and the Bond Fund and the Allocation Fund which offer only Class I shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.50% for the Equity Fund and 3.75% for the Tactical Fund and Ultra Fund. Class C and Class I shares are offered at NAV. Each class represents an interest in the same assets of the Funds and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. The primary investment objective of the Equity Fund, which commenced operations on December 28, 2010, is long-term capital appreciation. The primary investment objective of the Tactical Fund, which commenced operations on March 27, 2014, is to seek total return with a secondary goal of current income. The primary investment objective of the Bond Fund, which commenced operations on August 31, 2021, is to seek total return with a secondary goal of current income. The primary investment objective of the Allocation Fund, which commenced operations on June 11, 2021, is to seek long-term capital appreciation. The primary investment objective of the Ultra Fund, which commenced operations on March 21, 2019, is current income consistent with the preservation of capital.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods that include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

positions known as “round lots”. The Funds may fair value a particular bond if the advisor does not believe that the round lot value provided by the independent pricing service reflects fair value of the Funds’ holding. Short-term debt obligations, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at NAV. Swaps are valued through an independent pricing service or at fair value based upon the daily price reporting based on the underlying index or asset.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities are valued using the “fair value” procedures approved by the Board. The Board has designated the adviser as its valuation designee (the “Valuation Designee”) to execute these procedures. The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security- specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2023 for the Funds’ assets and liabilities measured at fair value:

Equity Fund

Assets**	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$25,284,431	$—	$—	$25,284,431
Short-Term Investments	3,362,271	—	—	3,362,271
Options Purchased	118,000	1,046,190	—	1,164,190
Total	$28,764,702	$1,046,190	$—	$29,810,892

Liabilities**	Level 1	Level 2	Level 3	Total
Options Written	$184,000	$233,490	$—	$417,490
Total	$184,000	$233,490	$—	$417,490

Tactical Fund

Assets**	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$6,988,636	$—	$—	$6,988,636
Open-End Funds	103,630,606	—	—	103,630,606
Corporate Bonds	—	1,363,106,241	—	1,363,106,241
U.S. Government & Agencies	—	4,481,583,164	—	4,481,583,164
Certificates of Deposits	—	44,053,882	—	44,053,882
Commercial Paper	—	8,976,935	—	8,976,935
Short-Term Investments	1,020,184,642	—	—	1,020,184,642
Options Purchased	101	4,155	—	4,256
Collateral for Securities Loaned	6,464,122	—	—	6,464,122
Total	$1,137,268,107	$5,897,724,377	$—	$7,034,992,484

Futures Contracts*	$4,303,976	$—	$—	$4,303,976
Open Swap Contracts^	—	2,932,458	—	2,932,458
Total	$4,303,976	$2,932,458	$—	$7,236,434

Liabilities	Level 1	Level 2	Level 3	Total
Options Written	61,813	—	—	$61,813
Open Swap Contracts^	$—	$18,663,909	$—	$18,663,909
Total	$61,813	$18,663,909	$—	$18,725,722

Bond Fund

Assets**	Level 1	Level 2	Level 3	Total
U.S. Government & Agencies	$—	$992,956,109	$—	$992,956,109
Short-Term Investments	87,251,757	—	—	87,251,757
Total	$87,251,757	$992,956,109	$—	$1,080,207,866

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

Allocation Fund

Assets**	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$32,884,541	$—	$32,884,541
U.S. Government & Agencies	—	2,000,603	—	2,000,603
Certificate of Deposit	—	1,001,062	—	1,001,062
Commercial Paper	—	1,595,900	—	1,595,900
Short-Term Investments	17,313,960	—	—	17,313,960
Total	$17,313,960	$37,482,106	$—	$54,796,066

Ultra Fund

Assets**	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$54,123,521	$—	$54,123,521
Municipal Bonds	—	728,580	—	728,580
U.S. Government & Agencies	—	1,999,620	—	1,999,620
Certificate of Deposit	—	2,002,422	—	2,002,422
Commercial Paper	—	1,994,874	—	1,994,874
Short-Term Investments	1,847,999	—	—	1,847,999
Total	$1,847,999	$60,849,017	$—	$62,697,016

The Funds did not hold any Level 3 securities during the year.

*	Includes cumulative unrealized gain (loss) on futures contracts open at October 31, 2023.

**	Refer to the Schedule of Investments for industry, geographic, or other classifications.

^	The amounts shown for swaps are unrealized appreciation (depreciation).

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying funds that are open-end investment companies are valued at their respective NAVs as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the highest cost method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Short Sales – A “short sale” is a transaction in which a Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss which could potentially be unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

Swap Agreements – The Funds are subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Funds may hold fixed-rate bonds, the value of which may decrease if interest rates rise, and equities which are subject to equity price risk. The Funds may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two- party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

Credit Default Swaps - Credit default swaps (“CDS”) are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by the Funds to obtain credit risk exposure similar to that of a direct investment in high yield bonds. The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as premiums paid for swap contacts. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if the Funds had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Futures – The Tactical Fund and Allocation Fund are subject to interest rate risk in the normal course of pursuing their investment objectives. To help manage interest rate risk, the Tactical Fund and Allocation Fund may enter into futures contracts. Upon entering into a futures contract with a broker, the Tactical Fund and Allocation Fund are required to deposit in a segregated account a specified amount of cash or U.S. government securities which are classified as deposits with broker in the accompanying Statements of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Periodically, the Tactical Fund and Allocation Fund will receive from or pay to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Tactical Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Tactical Fund and Allocation Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at period end are listed after the Tactical Fund’s and Allocation Fund’s Schedules of Investments.

Option Transactions – The Funds are subject to equity price and interest rate risk in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When a Fund writes put and call options, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolios or to gain inverse exposure to market index. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. Call options are purchased to allow the Funds to enter a futures contract or purchase an exchange-

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

traded note at a specified price. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security, index, or future rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security, index, or future in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

The notional value of the derivative instruments outstanding as of October 31, 2023 as disclosed in the Schedule of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year/period as disclosed below and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended October 31, 2020 to October 31, 2022, or expected to be taken in the Funds’ October 31, 2023 year-end tax returns. The Funds have identified their major tax jurisdictions as U.S. federal, Ohio (for fiscal years prior to fiscal year ended October 31, 2019) and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Dividends from investment income are declared and paid quarterly for the Funds and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or NAV per share of the Funds.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.	RISKS

ETF, Mutual Fund and Exchange Traded Note (“ETN”) Risk – ETFs, mutual funds and ETNs are subject to investment advisory or management and other expenses, which will be indirectly paid by each Fund. Each is subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

Market Risk – Overall market risks may also affect the value of the Fund. The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions you could lose your entire investment.

4.	DERIVATIVES

Offsetting of Financial Assets and Derivative Assets and Liabilities – International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Tactical Fund and their counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreements. Any election to early terminate could be material to the financial statements. Additionally, the Tactical Fund and each derivative counterparty enter into a Credit Support Annex which becomes part of the ISDA Master Agreement. The Credit Support Annex governs the margin collateral arrangements between the Tactical Fund and the derivative counterparty.

Under an ISDA Master Agreement or similar agreement, the Funds typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by a counterparty, the return of collateral with market value in excess of the Funds net liability, held by the defaulting party, may be delayed or denied.

The Funds’ policy is to recognize a net asset or liability equal to the net appreciation (depreciation) of the derivative. The following tables show additional information regarding derivatives and the offsetting of assets and liabilities at October 31, 2023.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

Equity Fund:

Gross Amounts Not Offset in the
Assets					Statements of Assets & Liabilities
			Gross Amounts	Net Amounts
			Offset in the	Presented in the
		Gross Amounts	Statements of	Statements of	Financial	Cash Collateral
		of Recognized	Assets &	Assets &	Instruments	Pledged
Description	Counter party	Assets	Liabilities	Liabilities	Pledged (1)	/(Received)(2)	Net Amount
Options Purchased	Pershing	$1,164,190	$—	$1,164,190	$(417,490)	$—	$746,700
Total		$1,164,190	$—	$1,164,190	$(417,490)	$—	$746,700

Gross Amounts Not Offset in the
Liabilities:					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts
			Offset in the	Presented in the
		Gross Amounts	Statement of	Statement of		Cash Collateral
		of Recognized	Assets &	Assets &	Financial	Pledged/
Description		Liabilities	Liabilities	Liabilities	Instruments(1)	(Received)(2)	Net Amount
Options Written	Pershing	$(417,490)	$—	$(417,490)	$417,490	$—	$—
Total		$(417,490)	$—	$(417,490)	$417,490	$—	$—

(1)	Included with investments in securities at value on the Statements of Assets of Liabilities. The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to a master netting agreement.

(2)	The amount does not include excess collateral pledged by the counterparty. Detailed collateral amounts are presented in the Statements of Assets and Liabilities.

The effect of Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2023.

	Asset Derivatives		Liability Derivatives
Contract Type	Balance Sheet Location	Value	Balance Sheet Location	Value
Options Purchased/Written	Investments in Securities	$1,164,190	Options Contracts Written at Value	$417,490
		$1,164,190		$417,490

The effect of Derivative Instruments on the Statements of Operations for the year ended October 31, 2023.

			Change in Unrealized
			Appreciation
Contract Type/Primary Risk		Realized Gain (Loss) on	(Depreciation) on
Exposure	Location of Gain or (Loss) on Derivatives	Derivatives	Derivatives
Options Purchased/Equity risk	Net realized loss on options purchased / Net change in unrealized depreciation on options purchased	$(5,518,209)	$(363,919)
Options Purchased/Interest rate risk	Net realized loss on options purchased / Net change in unrealized depreciation on options purchased	(3,444,889)	758,715
Options Written/Equity risk	Net realized gain on options written / Net change in unrealized appreciation on options written	6,643,640	—
Options Written/Interest rate risk	Net realized gain on options written / Net change in unrealized appreciation on options written	2,250,493	243,863
Total		$(68,965)	$638,659

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

Tactical Fund:

					Gross Amounts Not Offset in the
Assets:					Statements of Assets & Liabilities
			Gross Amounts
			Offset in the	Net Amounts
			Statements of	Presented in the	Financial	Cash Collateral
	Counter	Gross Amounts of	Assets &	Statements of Assets	Instruments	Pledged/
Description	party	Recognized Assets	Liabilities	& Liabilities	Pledged (1)	(Received)(2)	Net Amount
Futures Contracts	GS	$4,303,976	$—	$4,303,976	$—	$—	$4,303,976
Option Purchased	GS	4,256	—	4,256	(4,256)	—	—
Swap Contracts	GS	2,932,458	—	2,932,458	(2,932,458)	—	—
Total		$7,240,690	$—	$7,240,690	$(2,936,714)	$—	$4,303,976

					Gross Amounts Not Offset in the
Liabilities:					Statements of Assets & Liabilities
			Gross Amounts
			Offset in the	Net Amounts
		Gross Amounts of	Statements of	Presented in the		Cash Collateral
	Counter	Recognized	Assets &	Statements of Assets	Financial	Pledged/
Description	party	Liabilities	Liabilities	& Liabilities	Instruments (1)	(Received)(2)	Net Amount
Options Contracts Written	GS	$(61,813)	$—	$(61,813)	$4,256	$57,557	$—
Swap Contracts	GS	(17,751,319)	—	(17,751,319)	2,932,458	4,583,273	(10,235,588)
Swap Contracts	MS	(912,590)	—	(912,590)	—	—	(912,590)
Security Lending		(6,464,122)	—	(6,464,122)	6,464,122	—	—
Total		$(25,189,844)	$—	$(25,189,844)	$9,400,836	$4,640,830	$(11,148,178)

GS - Goldman Sachs

MS - Morgan Stanley

(1)	Included with investments in securities at value on the Statements of Assets of Liabilities. The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to a master netting agreement.

(2)	The amount does not include excess collateral pledged by the counterparty. Detailed collateral amounts are presented in the Statements of Assets and Liabilities.

The effect of Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2023.

	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value	Balance Sheet Location	Value
Options Written and Purchased /Equity risk	Investments in Securities at Value	$101	Option Contracts Written at Value	$61,813
Options Written and Purchased /Interest rate risk	Investments in Securities at Value	4,155	Option Contracts Written at Value	—
Futures contracts / Equity risk	Unrealized Appreciation on Futures Contracts	128,326	Unrealized Depreciation on Futures Contracts	—
Futures contracts / Interest rate risk	Unrealized Appreciation on Futures Contracts	4,175,650	Unrealized Depreciation on Futures Contracts	—
Credit default swaps/Credit risk	Unrealized Appreciation on Swap Contracts	2,932,458	Unrealized Depreciation on Swap Contracts	18,663,909
		$7,240,690		$18,725,722

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

The effect of Derivative Instruments on the Statements of Operations for the year ended October 31, 2023.

			Change in Unrealized
		Realized	Appreciation
Contract Type/	Location of Gain or (Loss) On	Gain (Loss)	/(Depreciation)
Primary Risk Exposure	Derivatives	on Derivatives	on Derivatives
Credit default swaps/Credit risk	Net realized gain (loss) on swaps contracts/Net change in unrealized appreciation (depreciation) on swaps contracts	$142,930,398	$(6,446,790)
Futures contracts / Interest rate risk	Net realized gain (loss) on futures contracts/Net change in unrealized appreciation (depreciation) on futures contracts	125,562,113	2,961,551
Options Purchased / Interest rate risk	Net realized gain (loss) on options purchased/Net change in unrealized appreciation (depreciation) on options purchased	(9,351,458)	(182,536)
Options Purchased / Equity risk	Net realized gain (loss) on options purchased/Net change in unrealized appreciation (depreciation) on options purchased	(19,694,263)	(501,370)
Options Written / Interest rate risk	Net realized gain (loss) on options written / Net change unrealized appreciation/(depreciation) on options written	4,765,590	15,296
Total		$244,212,380	$(4,153,849)

Bond Fund:

The effect of Derivative Instruments on the Statements of Operations for the year ended October 31, 2023.

			Change in Unrealized
			Appreciation
Contract Type/Primary Risk		Realized Gain (Loss) on	(Depreciation) on
Exposure	Location of Gain or (Loss) on Derivatives	Derivatives	Derivatives
Credit default swaps/Credit risk	Net realized gain on swaps contracts/Net change in unrealized appreciation (depreciation) on swaps contracts	$1,869,791	$—
Futures contracts /Interest rate risk	Net realized gain on futures contracts/Net change in unrealized appreciation (depreciation) on futures contracts	384,344	—
Total		$2,254,135	$—

Allocation Fund:

The effect of Derivative Instruments on the Statements of Operations for the year ended October 31, 2023.

			Change in Unrealized
			Appreciation
Contract Type/Primary Risk		Realized Gain on	(Depreciation) on
Exposure	Location of Gain or (Loss) on Derivatives	Derivatives	Derivatives
Futures contracts /Equity risk	Net realized loss on futures contracts/Net change in unrealized appreciation (depreciation) on futures contracts	$3,523,978	$(274,050)
Total		$3,523,978	$(274,050)

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Clark Capital Management Group, Inc. serves as the Funds’ investment advisor (the “Advisor”).

Pursuant to the investment advisory agreement (the “Advisory Agreement”) with the Trust on behalf of the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated daily and paid monthly at an annual rate of 0.75% of the average daily net assets of the Equity Fund, 0.85% of the average daily net assets of the Tactical Fund up to $4.5 billion, 0.80% of the of the average daily net assets of the Tactical Fund from $4.5 billion to $5.5 billion and 0.75% of the average daily net assets of the Tactical Fund above $5.5 billion, 0.85% of the average daily net assets of the Bond Fund and Allocation Fund and 0.30%

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

of the average daily net assets of the Ultra Fund. For the year ended October 31, 2023, the Advisor earned advisory fees of $214,593, $55,023,172, $8,844,101, $425,986 and $175,087 for the Equity Fund, Tactical Fund, Bond Fund, Allocation Fund and Ultra Fund, respectively.

Pursuant to an exemptive order, the Tactical Fund invested a portion of its assets in the Allocation Fund and Ultra Fund. The Advisor has agreed to waive its net advisory fee (after expense limitation agreement waiver) on the portion of the Tactical Fund’s assets that are invested in the Bond Fund, Allocation Fund and Ultra Fund. For the year ended October 31, 2023, the Tactical Fund waived $833,041 in advisory fees pursuant to this agreement.

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit the Funds’ expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor) at least until the expiration dates specified below and will not exceed the following levels of the average daily net assets attributable to each class of shares:

Fund	Class A	Class C	Class I	Expiration Date
Equity Fund	1.35%	2.10%	1.10%	2/28/2024
Bond Fund	—	—	1.01%	2/28/2024
Allocation Fund	—	—	1.01%	2/28/2024
Ultra Fund	0.65%	—	0.40%	2/28/2024

Waivers and expense payments may be recouped by the Advisor from the Funds, to the extent that overall expenses fall below the expense limitation amounts listed above, within three years of when the amounts were waived. During the year ended October 31, 2023, the Advisor waived $187,177, $774,444, $111,067 and $161,276 in fees from the Equity Fund, Bond Fund, Allocation Fund and Ultra Fund, respectively.

The following table shows the remaining waived expenses subject to potential recovery which expire in:

Fund	October 31, 2024	October 31, 2025	October 31, 2026	Total
Equity Fund	$170,615	$160,843	$187,177	$518,635
Bond Fund	41,650	632,196	774,444	1,448,290
Allocation Fund	52,165	112,432	111,067	275,664
Ultra Fund	88,375	128,968	161,276	378,619

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (“NLD” or the “Distributor”). The Trust has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plans”) for Class A and Class C shares, respectively, pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plans, the Funds may pay 0.25% per year of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares for such distribution and shareholder service activities. For the year ended October 31, 2023, the Equity Fund incurred distribution fees of $2,006 and $2,927 for Class A shares and Class C shares, respectively, the Tactical Fund incurred distribution fees of $120,758 and $233,227 for Class A shares and Class C shares, respectively, and the Ultra Fund incurred distribution fees of $17 for Class A shares.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year ended October 31, 2023, the Distributor received $20,744 in underwriting commissions for sales of Class A shares, of which $3,162 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Funds pay UFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

6.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from the sale of securities, other than short-term securities and U.S. Government securities, for the year ended October 31, 2023, amounted to $131,931,791 and $135,343,000 respectively, for the Equity Fund; $11,322,756,284 and $11,477,019,998 respectively, for the Tactical Fund; $3,689,515,004 and $3,671,029,460, respectively, for the Bond Fund, $65,321,883 and $8,276,681, respectively, for the Allocation Fund; and $100,103,740 and $19,983,904, respectively, for the Ultra Fund.

The cost of purchases and the proceeds from the sale of U.S. Government securities, for the year ended October 31, 2023, amounted to $4,638,550,104 and $4,843,791,558 respectively, for the Tactical Fund.

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes including futures and swaps, and its respective gross unrealized appreciation and depreciation at October 31, 2023, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	(Depreciation)	(Depreciation)
Navigator Equity Hedged Fund	$30,252,713	$466,089	$(1,325,399)	$(859,310)
Navigator Tactical Fixed Income Fund	7,097,037,131	9,279,188	(53,340,440)	(44,061,252)
Navigator Tactical Investment Grade Bond Fund	1,080,186,896	20,970	—	20,970
Navigator Tactical US Allocation Fund	54,804,846	7,640	(16,420)	(8,780)
Navigator Ultra Short Term Bond Fund	62,710,686	21,369	(35,039)	(13,670)

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended October 31, 2023 and October 31, 2022 was as follows:

For the year ended October 31, 2023:
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Navigator Equity Hedged Fund	$377,811	$—	$—	$377,811
Navigator Tactical Fixed Income Fund	345,059,888	—	—	345,059,888
Navigator Tactical Investment Grade Bond Fund	37,900,560	—	—	37,900,560
Navigator Tactical US Allocation Fund	1,679,685	—	—	1,679,685
Navigator Ultra Short Term Bond Fund	2,370,909	—	—	2,370,909

For the year ended October 31, 2022:
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Navigator Equity Hedged Fund	$5,522,944	$—	$—	$5,522,944
Navigator Tactical Fixed Income Fund	387,715,662	122,294,023	—	510,009,685
Navigator Tactical Investment Grade Bond Fund	8,153,109	—	—	8,153,109
Navigator Tactical US Allocation Fund	1,663,650	2,638,135	—	4,301,785
Navigator Ultra Short Term Bond Fund	566,375	31,625	—	598,000

As of October 31, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Navigator Equity Hedged Fund	$26,718	$—	$—	$(4,492,615)	$—	$(859,310)	$(5,325,207)
Navigator Tactical Fixed Income Fund	63,370,546	—	—	(763,857,781)	—	(44,061,252)	(744,548,487)
Navigator Tactical Investment Grade Bond Fund	5,921,147	—	—	(77,993,516)	—	20,970	(72,051,399)
Navigator Tactical US Allocation Fund	340,018	—	—	(5,130,277)	—	(8,780)	(4,799,039)
Navigator Ultra Short Term Bond Fund	484,178	—	—	(94,967)	—	(13,670)	375,541

The difference between book basis and tax basis unrealized appreciation/(depreciation) and accumulated net realized gain/(loss) from investments is primarily attributable to the tax deferral of losses on wash sales, and mark-to-market on open futures and options contracts.

At October 31, 2023, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, along with capital loss carry forwards utilized, as follows:

					Capital Loss Carry
	Short-Term	Long-Term	Total		Forward Utilized
Navigator Equity Hedged Fund	$4,115,915	$376,700	4,492,615		$1,661,205
Navigator Tactical Fixed Income Fund	633,227,738	130,630,043	763,857,781		17,741,107
Navigator Tactical Investment Grade Bond Fund	73,662,213	4,331,303	77,993,516	*	—
Navigator Tactical US Allocation Fund	2,174,811	2,955,466	5,130,277		3,036,827
Navigator Ultra Short Term Bond Fund	81,742	13,225	94,967		30,467

*	The Navigator Tactical Investment Grade Bond Fund experienced a shareholder change in ownership resulting in an annual limitation on the amount of pre-change capital loss carry forwards available to be recognized in each year. Due to IRC Section 382 limitations, utilization of these carry forwards is limited to a maximum of $1,543,207 per year ($959,748 in the initial year.)

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

Permanent book and tax differences, primarily attributable to prior year adjustments for swaps, resulted in reclassifications for the year ended October 31, 2023 as follows:

Paid
	In	Accumulated
	Capital	Earnings (Losses)
Navigator Equity Hedged Fund	$—	$—
Navigator Tactical Fixed Income Fund	(5,108,721)	5,108,721
Navigator Tactical Investment Grade Bond Fund	—	—
Navigator Tactical US Allocation Fund	—	—
Navigator Ultra Short Term Bond Fund	—	—

9.	FOREIGN TAX CREDIT (UNAUDITED)

The following Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share as of fiscal years ended October 31, 2023 and October 31, 2022 were as follows:

For fiscal year ended
10/31/2023	Foreign Taxes Paid	Foreign Source Income
Navigator Equity Hedged Fund	$0.0032	$0.0522

For fiscal year ended
10/31/2022	Foreign Taxes Paid	Foreign Source Income
Navigator Equity Hedged Fund	$0.0024	$0.0382

10.	SECURITIES LENDING

The Funds have entered into a securities lending arrangement (the “Agreement”) with The Bank of New York Mellon (the “Lending Agent”). Under the terms of the Agreement, the Funds are authorized to loan securities to the Lending Agent. In exchange, the Funds receive cash and “non-cash” or “securities” collateral in the amount of at least 102% of the value of the securities loaned. The value of securities loaned is disclosed in a footnote on the Statements of Assets and Liabilities and on the Schedules of Investments. Securities lending income is disclosed in the Funds’ Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Lending Agent fails to return the securities on loan. The Funds’ cash collateral received in securities lending transactions is invested in the Goldman Sachs Financial Square Government Fund, as presented below. The Lending Agent retains the right to offset amounts payable to the Funds under the Agreement against amounts payable by the Lending Agent. Accordingly, the Agreement does not permit the Funds to enforce a netting arrangement.

As of October 31, 2023, the Tactical Fund loaned securities which was collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral was as follows:

Fund	Value of Securities Loaned	Value of Collateral*
Tactical Fund	$6,322,610	$6,464,122

*	The Tactical Fund received cash collateral of $6,464,122 which was subsequently invested in the Goldman Sachs Financial Square Government Fund as reported in the Schedule of Investments.

Securities Lending Transactions
Overnight and Continuous
Tactical Fund
Goldman Sachs Financial Square Government Fund	$6,464,122

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2023

11.	INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or are affiliated through common management. Companies which are affiliates of the Tactical Fund as of October 31, 2023 are noted in the Fund’s Schedule of Investments. Transactions during the year ended October 31, 2023, with affiliated companies were as follows:

Tactical Fund

					Change in
	Value -Beginning of			Realized Gain/	Unrealized Gain/	Dividend	Value-End of
Affiliated Holding	Year/Period	Purchases	Sales Proceeds	(Loss)	(Loss)	Income	Year/Period	Ending Shares
Ultra Fund	$50,740,288	$2,083,893	$(1,000,000)	$(4,995)	$5,202,847	$625,516	$2,083,893	52,444,702
Allocation Fund	45,962,506	1,679,685	—	—	3,543,713	1,679,684	51,185,904	5,612,489
	$96,702,794	$3,763,578	$(1,000,000)	$(4,995)	$4,169,229	$3,763,577	$103,630,606	10,815,336

12.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under section 2(a)(9) of the 1940 Act. As of October 31, 2023, National Financial Services LLC accounts holding Shares for the benefit of others, held approximately 58% and 44% of the Tactical Fund and Bond Fund, respectively of the voting securities of the Fund. As of October 31, 2023, Pershing LLC, accounts holding shares for the benefit of others, held approximately 68% of the voting securities of the Equity Fund. As of October 31, 2023, Mac & Co. held approximately 85% and 100% of the Ultra Fund and Allocation Fund, respectively.

13.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The following Fund currently invests a portion of its assets in the corresponding investment at October 31, 2023. The Fund may redeem its investment from the investment at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund will be directly affected by the performance of the investment. The financial statements of the investment, including its schedule of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements.

Fund	Investment	Percentage of Net Assets
Allocation Fund	Dreyfus Treasury Obligations Cash Management Fund Institutional Class	29.9%

14.	RECENT REGULATORY UPDATES

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

15.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Navigator Funds and
Board of Trustees of Northern Lights Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Navigator Funds, comprising the Navigator Equity Hedged Fund, Navigator Tactical Fixed Income Fund, Navigator Tactical Investment Grade Bond Fund, Navigator Tactical U.S. Allocation Fund, and Navigator Ultra Short Bond Fund (the “Funds”), each a series of the Northern Lights Fund Trust, as of October 31, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2023, the results of their operations, the changes in net assets, and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the years or periods ended October 31, 2022, and prior, were audited by other auditors whose report dated December 28, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2023.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

December 28, 2023

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Navigator Funds
DISCLOSURE OF FUND EXPENSES (Unaudited)
October 31, 2023

As a shareholder of the Funds you incur two types of costs: (1) transaction costs (such as front-end loads) and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1 fees) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time beginning May 1, 2023, and held through October 31, 2023.

Actual Expenses: The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes: The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
Class A	Expense Ratio	5/1/23	10/31/23	Period*	10/31/23	Period*
Navigator Equity Hedged Fund	1.35%	$1,000.00	$985.40	$6.76	$1,018.40	$6.87
Navigator Tactical Fixed Income Fund	1.22%	$1,000.00	$1,005.20	$6.17	$1,019.06	$6.21
Navigator Ultra Short Bond Fund	0.65%	$1,000.00	$1,027.30	$3.32	$1,021.93	$3.31

Class C
Navigator Equity Hedged Fund	2.10%	$1,000.00	$981.80	$10.49	$1,014.62	$10.66
Navigator Tactical Fixed Income Fund	1.97%	$1,000.00	$1,001.60	$9.94	$1,015.27	$10.01

Class I
Navigator Equity Hedged Fund	1.10%	$1,000.00	$986.80	$5.51	$1,019.66	$5.60
Navigator Tactical Fixed Income Fund	0.97%	$1,000.00	$1,007.50	$4.91	$1,020.32	$4.94
Navigator Tactical Investment Grade Bond Fund	1.01%	$1,000.00	$995.80	$5.08	$1,020.11	$5.14
Navigator Tactical U.S. Allocation Fund	1.01%	$1,000.00	$1,022.30	$5.15	$1,020.11	$5.14
Navigator Ultra Short Bond Fund	0.40%	$1,000.00	$1,027.50	$2.04	$1,023.19	$2.04

*	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the year ended October 31, 2023 (184) divided by the number of days in the fiscal year (365).

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal period ended October 31, 2023, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

Clark Capital Management Group, Inc. Adviser to Navigator Equity Hedged Fund (“Navigator Equity”), Navigator Tactical Fixed Income Fund (“Navigator Tactical”) and Navigator Ultra Short Bond Fund (“Navigator Ultra”), Navigator Tactical Investment Grade Bond Fund (“Navigator Investment”) and Navigator Tactical U.S. Allocation Fund (“Navigator Allocation”) *

In connection with the regular meeting held on June 21-22, 2023 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Clark Capital Management Group, Inc. (“Adviser” or “Clark”) and the Trust, with respect to the Navigator Equity, Navigator Tactical, Navigator Ultra, Navigator Investment and Navigator Allocation (each a “Fund” and collectively referred to as the “Navigator Funds). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Services.

The Board noted its familiarity with Clark including, that Clark was founded in 1986 and that Clark provided multiple investment strategies across several asset classes. The Board discussed the background of Clark’s key personnel, noting their education and varied financial industry experience. The Board noted that Clark reported no material compliance or litigation issues since the last advisory agreement renewal. They considered that the Adviser monitored compliance with each Navigator Fund’s investment limitations using Excel spreadsheets linked to Bloomberg API and an order management system. The Board noted Clark had continued to enhance its cybersecurity protocols and resiliency and that there were no material incidents reported. The Board concluded that Clark had the resources to continue to provide high quality service to each Navigator Fund and its respective shareholders.

Performance.

Navigator Equity. The Board discussed the Fund’s investment objective and strategy, noting that the Fund had received a three-star Morningstar fund rating. The Board noted that the Fund underperformed its index over all periods presented, with the exception of the one-year period. The Board considered the Adviser’s assertion that the Fund’s outperformance, specific to the trailing one-year period, was due to the hedged component and tactical management of the Fund’s U.S. holdings. The Board considered the Adviser’s disagreement with the index, noting that the Fund outperformed the Adviser selected index, which included strategies with a hedging component, over the three-year, five-year and since inception periods. The Board concluded that the Fund was being managed consistent with its prospectus and performance was consistent with that mandate.

Navigator Tactical. The Board discussed the Fund’s objective and Morningstar category. They observed that the Fund was in the top quartile over the 5-year and since inception periods, while it underperformed its category and peer group medians over the one-year time period. The Board noted that the Fund had a 4-star rating from Morningstar. The Board concluded that Clark had successfully implemented the Fund’s strategy to the benefit of shareholders.

Navigator Ultra. The Board discussed the Fund’s current objective and investment strategy. The Board noted that the Fund maintained a 4-star rating from Morningstar. The Board observed that the Fund outperformed its benchmark over all periods presented. They mentioned that the Fund had increased its AUM by 5.6% since the last approval of the advisory agreement. The Board concluded that Clark was managing the Fund in accordance with the Fund’s strategy, and performance was aligned with the strategy.

Navigator Investment. The Board discussed the Fund’s current objective, noting that the Fund had a secondary goal of income. They mentioned that the Fund’s yield was 3.02% as of March 31, 2023. The Board observed that the Fund outperformed its benchmark since inception period and underperformed its peer group and category median over both time periods presented. The Board noted the Adviser’s experience with managing such strategy and concluded that Clark was managing the Fund in accordance with the strategy articulated in the Fund’s prospectus and performance was acceptable.

Navigator Allocation. The Board discussed the Fund’s current objective and investment strategy. The Board noted that the Fund had not yet received a Morningstar rating due to its limited history of operations. The Board observed that the Fund outperformed its benchmark over the one- year period and underperformed during the inception period. The Board concluded that Clark was managing the Fund in accordance with the strategy articulated in the Fund’s prospectus and performance was consistent with that mandate.

Fees and Expenses.

Navigator Equity. The Board reviewed the Fund’s peer group along with the Fund’s advisory fee of 0.75% and considered that it was lower than both the category and peer group medians and averages but within the range of the advisory fees charged by the funds in the peer group. They discussed the Fund’s current expense limitation agreement and the Adviser’s willingness to discuss breakpoints in the future as the Fund increases in assets. The Board agreed that the advisory fee was not unreasonable.

Navigator Tactical. The Board reviewed the Fund’s advisory fee of 0.85% (with breakpoints beginning at $4.5 billion) and noted that it was higher than both the category and peer group medians and averages. The Board further noted the Fund’s net expense ratio was higher than its peer group median and higher than its category median but was within the range of net expense ratios for the funds within the peer group. The Board considered the Adviser’s assertion that the advisory fee was reasonable given the financial industry experience needed to manage and implement the Fund’s strategy. The Board concluded that the advisory fee was not unreasonable.

Navigator Ultra. The Board discussed the Fund’s advisory fee of 0.30% and noted that it was slightly lower than the peer group average and higher than the category median. The Board further noted the Fund’s net expense ratio was higher than its peer and category averages and medians but within the range of net expense ratios for the funds within the peer group as a whole. The Board discussed the current expense limitation agreement and the Adviser’s willingness to discuss breakpoints in the future. The Board agreed that the advisory fee was not unreasonable.

Navigator Investment. The Board discussed the Fund’s advisory fee of 0.85% (with breakpoints beginning at $4.5 billion) and noted that it was higher than the peer group median and average. The Board further noted the Fund’s net expense ratio was lower than its peer group and category median and averages. The Board acknowledged the current expense limitation agreement and the advisory fee breakpoints currently in place. The Board commented on the Adviser’s assertion that the fees and expenses for the Fund were reasonable given the size of the Fund and the resources required to manage the Fund. The Board agreed that the advisory fee was not unreasonable.

Navigator Allocation. The Board reviewed the Fund’s peer group along with the Fund’s advisory fee of 0.85% (with breakpoints beginning at $4.5 billion) and considered that it was higher than both the category and peer group medians and averages. The Board considered the Adviser’s assertion that the fees and expenses for the Fund were reasonable given the resources required to manage the Fund. The discussed the Fund’s current expense limitation agreement and the advisory fee breakpoints in place. The Board agreed that the advisory fee was not unreasonable.

Economies of Scale.

The Board considered whether economies of scale had been reached with respect to the fees paid to Clark on behalf of the Navigator Funds. The Board noted that Clark had previously agreed to breakpoints for several Navigator Funds. The Board also noted that the absence of breakpoints would be considered for the other Funds as assets grow.

Profitability.

The Board reviewed the profitability analysis provided by Clark with respect to each Navigator Fund. The Board noted that Clark realized a loss for each Fund with the exception of Navigator Tactical, Navigator Investment, and Navigator Allocation. The Board discussed Clark’s profits from its relationship with each of the aforementioned Funds and concluded that such profits were not excessive.

Conclusion.

Having requested and received such information from Clark as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement and as assisted by the advice of counsel, the Board concluded that renewal of the Advisory Agreement with Clark was in the best interests of the shareholders of each Navigator Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Navigator Funds.

Navigator Funds
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2023

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018) and Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	PhD (Accounting), CPA; Professor and Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (2019 - present); Professor and Department of Accountancy Chair, Case Western Reserve University (2009-2019); President, American Accounting Association (AAA) commencing August 2022 (President- Elect 2022-2023, President 2023-2024; Past President 2024- 2025). AAA Vice President-Finance (2017-2020); President, Auditing Section of the AAA; Member, AICPA Auditing Standards Board (2009-2012); Academic Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006); Center for Audit Quality research grants (2014, 2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

9/30/23 – NLFT_v1

Navigator Funds

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

October 31, 2023

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President, Principal Executive Officer Since June 2017	Executive Vice President, Head of Fund Administration, and Product; Ultimus Fund Solutions, LLC (since 2020); Vice President of The Ultimus Group, LLC (since 2019); Executive Vice President, Gemini Fund Services, LLC (2019-2020); President, Gemini Fund Services, LLC (2012-2019); Treasurer of the Trust (2006-June 2017).	N/A	N/A
James Colantino Born in 1969	Treasurer, Principal Accounting Officer Since June 2017	Senior Vice President Fund Administration, Ultimus Fund Solutions (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Associate Director, Ultimus Fund Solutions (since 2022); Manager of Legal Administration, Ultimus Fund Solutions (2020-2022); Manager of Legal Administration, Gemini Fund Services, LLC (2018-2020); Senior Paralegal, Gemini Fund Services, LLC (2013-2018).	N/A	N/A
Michael J. Nanosky Born in 1966	Chief Compliance Officer Since January 2021	Chief Compliance Officer, of the Trust (since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President- Chief Compliance Officer, PNC Funds (2014-2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of October 31, 2023, the Trust was comprised of 65 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-766-2264.

9/30/23 – NLFT_v1

PRIVACY NOTICE

Rev. April 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

Social Security number and wire transfer instructions

account transactions and transaction history

investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes- to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call1-631-490-4300

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

open an account or deposit money

direct us to buy securities or direct us to sell your securities seek advice about your investments

We also collect your personal information from others, such as credit bureaus,affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

affiliates from using your information to market to you.

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Northern Lights Fund Trust doesn’t jointly market.

Investment Advisor
Clark Capital Management Group, Inc.
1650 Market Street, 53rd Floor
Philadelphia, PA 19103

Administrator
Ultimus Fund Solutions LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-766-2264 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-877-766-2264.

Investor Information: 1-877-766-2264

NAVIGATOR-AR23

(b) Not applicable.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2023 - $ 78,800

FY 2022 - $ 78,800

(b)	Audit-Related Fees

2023 – None

2022 - None

(c)	Tax Fees

FY 2023 - $ 15,000

FY 2022 - $ 12,700

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2023 - $0

2022 - $0

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

                                       2023       2022

Audit-Related Fees:          0.00%    0.00%

Tax Fees:                         0.00%    0.00%

All Other Fees:                0.00%     0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

FY 2023 - $ 15,000

FY 2022 - $ 12,700

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 1/3/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 1/3/24

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Treasurer/Principal Financial Officer

Date 1/3/24